Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 22, 2002

               CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
            (Exact name of registrant as specified in its charter)


         California                  0-11723                  94-2883067
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


                                55 Beattie Place
                              Post Office Box 1089
                       Greenville, South Carolina 29602
                   (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

                                       N/A
        (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

Consolidated Capital Institutional Properties/2 (the "Partnership" or "CCIP/2") was formed in April 1983 for the primary purpose of lending funds to Consolidated Capital Equity Partners/Two, L.P. ("CCEP/2"), a California limited partnership. The Partnership loaned funds to CCEP/2 subject to a non-recourse note with a participation interest (the "Master Loan"). The loans were made to, and the real properties that secure the Master Loan were purchased and owned by, CCEP/2.

The Master Loan matured in November 2000. As a result of CCEP/2's inability to repay the Master Loan, ConCap Equities, Inc., CCIP/2's general partner (the "General Partner"), exercised CCIP/2's rights under the Master Loan agreement and foreclosed on some of the properties that collateralize the Master Loan.

On August 22, 2002, the general partner of CCEP/2 executed and filed deeds in lieu of foreclosure on two of the properties of CCEP/2: Canyon Crest Apartments and Highcrest Apartments. In addition, on August 28, 2002 the general partner of CCEP/2 executed and filed a deed in lieu of foreclosure on Windemere Apartments. With the execution of the deeds in lieu of foreclosure, title in the properties owned by CCEP/2 is now vested in the Partnership, subject to the existing liens on such properties including the first mortgage loans. At this time, CCIP/2 intends to continue to operate these properties as residential apartment complexes.

Along with the deeds in lieu of foreclosure, CCEP/2 has also assigned to the Partnership its non-controlling general partner interest in three affiliated partnerships.

Both ConCap Equities, Inc. and ConCap Holdings, Inc., the general partner of CCEP/2, are wholly owned subsidiaries of Apartment Investment and Management Company, a real estate investment trust.

Item 7.     Financial Statements and Exhibits

(a) Any required financial statements for the properties acquired as well as the pro forma information for the Registrant are not included in this report. Any required financial statements and the pro forma information will be submitted no later than November 5, 2002.

(c)   Exhibits

      10.33 Assignment of Partnership Rights and Distributions between Consolidated Capital Equity Partners/Two, L.P., a California
            limited partnership and Consolidated Capital Institutional Properties/2, a California limited partnership.

      10.34 Agreement for Conveyance of Real Property, including exhibits thereto, between Consolidated Capital Equity Partners/Two, L.P., a California limited partnership and Consolidated Capital Institutional Properties/2, a California limited partnership.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2


                                    By:   ConCap Equities, Inc.
                                          Its General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President and Director


                                    Date: September 5, 2002

                                                                   Exhibit 10.33

                 ASSIGNMENT OF PARTNERSHIP RIGHTS AND DISTRIBUTIONS



      This ASSIGNMENT OF PARTNERSHIP RIGHTS AND DISTRIBUTIONS (this "Assignment") is made as of the 13th day of May, 2002 by CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), in favor of CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2, a California limited partnership ("Assignee"), with reference to the following facts:

      A. Assignee has previously made to Assignor, a loan in the original principal amount of $138,446,196 (the "Loan"), as evidenced by that certain Amended and Restated Note dated November 15, 1990 (the "Note"), executed by Assignor to the order of Assignee.

      B. The Loan is secured by, among other things, Assignor's interests in certain partnerships and other collateral as more fully described below.

      C. Concurrently herewith, Assignor and Assignee, are entering into that certain Agreement for Conveyance of Real Property dated April 30, 2002 (the "Conveyance Agreement"), pursuant to which Assignor has agreed to convey to Assignee all of Assignor's right, title and interest in the Distributions (as hereinafter defined).

      D. It is a condition precedent to the effectiveness of the Conveyance Agreement that Assignor execute and deliver this Assignment to Assignee.

      E. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Conveyance Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter contained, the parties hereto hereby agree as follows:

     A. Grant of Absolute Interest. Assignor hereby grants to Assignee all of its right, title and interest in and to the following described property:

            1. Distributions. All of Assignor's right, title and interest in and to any and all monies, properties, payments and distributions, however described or derived, accruing to or becoming due and payable to Assignor from any partnership interest owned by Assignor (collectively, the "Partnerships"), including, without limitation, the following: (i) Consolidated Capital Growth Fund, a California limited partnership, (ii) Consolidated Capital Properties III, a California limited partnership, (iii) Consolidated Capital Properties IV, a California limited partnership, (iv) Consolidated Capital Properties V, a California limited partnership, and (v) Consolidated Capital Properties VI, a California limited partnership. Such distributions shall include, without limitation, all profits, loan or advance repayments, priority returns, return of capital contributions, and sales proceeds, whether such monies, properties, payments and distributions are made by the Partnerships in respect of operating profits, sales, exchanges, refinancings, condemnations, or insured losses of each Partnership's assets, the liquidation of each Partnership's assets and affairs, management fees, guaranteed payments, repayments of loans, reimbursements of expenses or otherwise (all of the foregoing being collectively referred to herein as the "Distributions").

            2.  Proceeds,  Substitutions,  Etc.  To the extent not  included  in
Section 1(a) hereof, any and all proceeds, products, increases, substitutions, replacements, repairs, additions and accessions to or of such Distributions, including, without limitation, all insurance and the proceeds thereof, all condemnation proceeds or the proceeds of any other form of taking thereof and all real property, equipment, inventory, accounts, general intangibles, contract rights, documents, instruments, chattel paper, money, deposit accounts and other tangible or intangible property received upon the sale or disposition of any of the foregoing now existing or hereafter arising.

     B. Partnership Acknowledgment. To the extent required, Assignor shall cause each Partnership and all required partners thereof to execute and deliver to Assignee a consent to this Assignment. Nothing in this Assignment shall be deemed to constitute an assumption by Assignee of any liability or obligation of Assignor with respect to any of the Partnerships.

      C. Assignor Remains Liable. Anything herein to the contrary notwithstanding, Assignor shall remain liable under each and every Partnership agreement to perform all of its obligations thereunder to the same extent as if this Assignment had not been executed, and the exercise by Assignee of any of its rights hereunder shall not release Assignor from any of its obligations under each and every agreement of the Partnerships. Assignee shall not have any obligation or liability under any of the agreements of the Partnerships by reason of this Assignment, nor shall Assignee be obligated to perform any of the obligations of Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      D. Further Assurances. Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may request, in order to protect any interest granted or purported to be granted hereby or to enable Assignee to exercise and to enforce its rights and remedies hereunder.

      E. Preserving Partnership Assets. Assignor agrees that it shall not (i) cause, suffer or permit any of the Partnership agreements to be amended or terminated in any manner which would materially (as reasonably determined by Assignee) impair the value of the interests or rights of Assignor or which would materially (as reasonably determined by Assignee) impair the interests or rights of Assignee; (ii) waive, postpone or modify Assignee's rights to receive any Distributions under each of the Partnership agreements in any manner which would materially (as reasonably determined by Assignee) impair the interests or rights of Assignee; or (iii) waive any default or breach of any of the Partnership agreements, or give any other consent, waiver or approval thereunder, or take any other action in connection with any of the Partnership agreements which would materially (as reasonably determined by Assignee) impair the value of the interests or rights of Assignee. Any such proposed action shall be submitted in writing to Assignee at least five (5) business days prior to its execution.

      F.    Rights of Assignee.

            1. All rights of Assignor to receive the Distributions which it would otherwise be authorized to receive and retain pursuant to each of the Partnership agreements shall cease, and Assignee shall thereafter have the sole right to receive one hundred percent (100%) of all Distributions.

            2. All Distributions which are received by Assignor contrary to the provisions of this Section 6 shall be received in trust for the benefit of Assignee, shall be segregated from other funds of Assignor, and forthwith shall be paid over to Assignee (with any necessary endorsements).

     G. No Partner. Notwithstanding anything to the contrary contained herein, neither Assignee nor any successor-in-interest thereof shall be deemed to be a partner in any of the Partnerships for any purposes.

      H. Liability and Indemnification. Assignee shall not be liable to Assignor for any act or omission by Assignee unless Assignee's conduct constitutes willful misconduct or gross negligence. Assignor agrees to indemnify and hold Assignee harmless from and against all losses, liabilities, claims, damages, costs and expenses (including actual attorneys' fees and disbursements) with respect to (a) any action taken or any omission by Assignee with respect to this Assignment, provided that Assignee's conduct does not constitute willful misconduct or gross negligence, and (b) any claims arising out of Assignor's ownership of the rights to Distributions under this Assignment.

      I. Absolute Interest; Assignment of Rights. This Assignment shall create an absolute interest in the Distributions and shall (a) be binding upon Assignor, his successors and assigns, (b) inure, together with the rights and remedies of Assignee hereunder, to the benefit of Assignee and its successors, transferees and assigns, (c) constitute, along with the Conveyance Agreement and the other documents referred to therein, the entire agreement between Assignor and Assignee with respect to the matters contained herein, and (d) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing clause (b), Assignee may assign or otherwise transfer any interest granted hereunder to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Assignee herein or otherwise.

      J. Amendments; Waiver. No amendment or waiver of any provision of this Assignment nor consent to any departure by Assignor herefrom shall in any event be effective unless the same shall be in writing and signed by Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      K. Notices. All notices, demands and requests of any kind which either party may be required or desires to serve upon the other hereunder shall be in writing and shall be delivered and be effective in accordance with the notice provisions of the Conveyance Agreement.

     L.   Counterparts.   This  Assignment  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     M. Governing Law. This Assignment is to be governed by and construed in accordance with the laws of the State of California.

      IN WITNESS WHEREOF, Assignor has executed and delivered to Assignee this Assignment as of the date first above written.


                                    ASSIGNOR:

                                 Consolidated Capital Equity Partners/Two, L.P.,
                                    a California limited partnership

                                    By:   ConCap Holdings, Inc.,
                                          a Texas corporation,
                                          its general partner



                                          By:
                                                Harry Alcock
                                                Its:  Executive Vice President

                                                                   Exhibit 10.34

                            AGREEMENT FOR CONVEYANCE
                                OF REAL PROPERTY


      THIS AGREEMENT FOR CONVEYANCE OF REAL PROPERTY, (this "Agreement"), made and entered into as of April 30, 2002, by and between CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Obligor"), and CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2, a California limited partnership, or its nominee(s) ("Purchaser"), is made with reference to the following:

                                    RECITALS

      A. Pursuant to that certain Amended Loan Agreement, dated November 15, 1990 (the "Loan Agreement") by and between Obligor and Purchaser, Purchaser has made that certain loan (the "Loan") to Obligor in the original principal amount of $138,446,196 (the "Loan Amount"), as evidenced by that certain Amended and Restated Note dated November 15, 1990 (the "Note"), executed by Obligor to the order of Purchaser in the original principal amount of $138,466,196. The Note is secured by, among other things, the following (collectively, the "Trust Deeds"):
(i) that certain Mortgage, Assignment of Rents and Security Agreement dated December 14, 1984 and recorded on December 17, 1984 as Instrument No. R84-100625, as modified by that certain Correction and Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 20, 1990 as Instrument No. R90-158013 (collectively, the "Highcrest Trust Deed "), all in the Official Records of DuPage County, State of Illinois (the "DuPage Official Records"), encumbering that certain real property as more particularly described on Exhibit A1 attached hereto (the "Highcrest Property"), together with the improvements thereon (the "Highcrest Improvements") (the Highcrest Property together with the Highcrest Improvements shall hereinafter be referred to as the "Highcrest Project"); (ii) that certain Deed of Trust, Assignment of Rents and Security Agreement dated April 2, 1985, recorded on April 4, 1985, as Instrument No. J-964899, as modified by (a) that certain First Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as Instrument No. M-910704, and (b) that certain Second Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement, dated November 15, 1990 and recorded November 19, 1990 as Instrument No. M-910708 (collectively, the "Windemere Trust Deed"), all in the Official Records of Harris County, State of Texas (the "Harris Official Records"), encumbering that certain real property as more particularly described on Exhibit A2 attached hereto (the "Windemere Property"), together with the improvements thereon (the "Windemere Improvements") (the Windemere Property together with the Windemere Improvements shall hereinafter be referred to as the "Windemere Project"); (iii) that certain Deed of Trust dated November 22, 1985 and recorded on November 22, 1985 in Book 4606 at Page 130, as modified by (a) that certain First Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19, 1990 in Book 6047 at Page 663, and (b) that certain Second Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19,1990 in Book 6047 at Page 672 (collectively, the "Canyon Trust Deed"), all in the Official Records of Arapahoe County, State of Colorado (the "Arapahoe Official Records"), encumbering that certain real property as more particularly described on Exhibit A3 attached hereto (the "Canyon Property"), together with the improvements thereon (the "Canyon Improvements") (the Canyon Property together with the Canyon Improvements shall hereinafter be referred to as the "Canyon Project"), and (iv) that certain Open End Mortgage, Assignment of Rents and Security Agreement dated October 31, 1984 and recorded on October 31, 1984 as shown in O.R. Book 4529 at Page 1708, as modified by (a) that certain First Plan Modification to Open End Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in O.R. Book 5426 Page 1039, and (b) that certain Second Plan Modification to Open End Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in O.R. Book 5426 at Page 1228 (collectively, the "Village Trust Deed "), all in the Official Records of Hamilton County, State of Ohio (the "Hamilton Official Records"), encumbering that certain real property as more particularly described on Exhibit A4 attached hereto (the "Village Property"), together with the improvements thereon (the " Village Improvements") (the Village Property together with the Village Improvements shall hereinafter be referred to as the " Village Project"). Each of the Trust Deeds, except the Highcrest Trust Deed, is executed by Obligor, as trustor, and the Highcrest Trust Deed, is executed by LaSalle National Bank ("Mortgagor"), as Trustee under a Trust Agreement dated December 12, 1984 and known as Trust Number 109282 (the "Highcrest Land Trust") for the benefit of Purchaser. The Highcrest Project, Windemere Project, Canyon Project, and Village Project are hereinafter collectively referred to as the "Projects."

      B. The Loan Agreement, Note, the Trust Deeds, any fixture filings and all other documents evidencing, securing or pertaining to the Loan are hereinafter collectively referred to as the "Loan Documents."

      C. Obligor acknowledges and agrees that the respective Projects are subject to the following senior indebtedness (collectively, the "Senior Loans"):
(i) that certain loan on the Highcrest Project evidenced by that certain Multifamily Note dated October 30, 2000 in the original principal amount of $6,760,000 in favor of GMAC Commercial Mortgage Corporation, a California corporation ("GMAC"), and subsequently assigned to Federal Home Loan Mortgage Corporation ("Senior Lender") (the "Highcrest Senior Note"); (ii) that certain loan on the Windemere Project evidenced by that certain Multifamily Note dated October 2, 2000 in the original principal amount of $6,075,000 in favor of GMAC, and subsequently assigned to Senior Lender (the "Windemere Senior Note"); and
(iii) that certain loan on the Canyon Project as evidenced by that certain Multifamily Note dated December 20, 2000 in the original principal amount of $3,640,000 in favor of GMAC, and subsequently assigned to Senior Lender (the "Canyon Senior Note").

      D. The Senior Loans are secured by, among other things, the following (collectively, the "Senior Trust Deeds"): (i) that certain Multifamily Mortgage, Assignment of Rents and Security Agreement (Illinois Land Trust) dated October 30, 2000 and recorded on November 1, 2000 as Instrument No. R2000-171204 and re-recorded January 4, 2001 as Instrument No. R2001-002639, in the DuPage Official Records (the "Highcrest Senior Trust Deed"), encumbering the Highcrest Project, (ii) that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated October 2, 2000, and recorded on October 4, 2000 as Instrument No. U-661242 in the Harris Official Records (the "Windemere Senior Trust Deed"), encumbering the Windemere Project, and (iii) that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated December 20, 2000 and recorded on December 29, 2000 as Instrument No. B0168329, in the Arapahoe Official Records (the "Canyon Senior Trust Deed"), encumbering the Canyon Project.

      E. The Loan is also secured by the following additional collateral (collectively, the "Additional Collateral"): Obligor's interests in certain partnerships, including, without limitation, the following: (i) Consolidated Capital Growth Fund, a California limited partnership, (ii) Consolidated Capital Properties III, a California limited partnership, (iii) Consolidated Capital
Properties IV, a California limited partnership, (iv) Consolidated Capital Properties V, a California limited partnership, and (v) Consolidated Capital Properties VI, a California limited partnership (collectively, the "Partnerships"), and all of Obligor's rights in and to all payments, distributions or dividends of such Partnerships and all proceeds thereof.

      F.    The Loan is in default by failing to repay the Loan at maturity.

      G. Obligor and Purchaser acknowledge (i) that the Purchaser has no obligation to make any further disbursements under the Loan; and (ii) that as of April 30, 2002, the outstanding principal balance of the Note is $43,651,474.10, and the accrued but unpaid interest is $260,167,154.31.

      H. Obligor desires to convey the Projects and the Additional Collateral to Purchaser and Purchaser desires to accept the conveyance of the Projects and the Additional Collateral in accordance with the terms and conditions hereinafter set forth.

      I. The parties hereto agree, for purposes of this Agreement, to allocate 75% of the obligations under the Note toward all Projects except the Village Project, and the balance of the obligations under the Note (e.g., 25% of the obligations under the Note) toward the Village Project.

      NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1.    Conveyance.

                  (a) Obligor  agrees to convey the Projects and the  Additional
            Collateral to Purchaser or its designated nominee or its assigns and Purchaser or its designated nominee or its assigns agrees to accept the conveyance of the Projects and the Additional Collateral in accordance with and subject to the terms and conditions set forth in this Agreement. As used in this Agreement, the term "Projects" shall also include all personal property ("Personal Property") owned by Obligor which is located on or relates to the Projects.

                  (b) Subject to all the terms and  conditions  herein,  Obligor agrees to immediately convey the Village Project to Purchaser or its designated nominee or its assigns and Purchaser or its designated nominee or its assigns agrees to accept the conveyance of the Village Project upon settlement of the pending litigation in the Court of Common Pleas, in Hamilton County, Ohio known as Consolidated Capital Equity Partners/Two, L.P., a California limited partnership, and Apartment Investment and Management Company v. TIG Insurance Company, Travelers Indemnity Co. of Illinois, Evanston Insurance Company, Greenwich Insurance Company, and RLI Insurance Company, cause #A0101830.

                  (c) Obligor agrees that before the Closing Date (as hereinafter defined) Obligor shall have obtained all the consents necessary to, and shall have concluded the collapse of, the Highcrest Land Trust, so as to cause title to the Highcrest Property to be vested in Obligor.

            2.    Consideration.

                  (a) Effective upon  Recordation (as hereinafter  defined),  in consideration of the conveyance of all the Projects, except the Village Project, and the Additional Collateral, the transfer or assignment of all cash, proceeds, reserves, escrow and deposit accounts, receivables, security deposits, and prepaid expenses, and the other consideration set forth herein to Purchaser or its nominee or its assigns pursuant to the terms of this Agreement, and subject to the Senior Trust Deeds, Purchaser agrees (i) not to sue Obligor or any of its constituent partners for any liability on its obligations under the Loan Agreement, the Note, the Trust Deeds or any of the other Loan Documents as it relates to all Projects except the Village Project and agrees to look solely to the Projects for satisfaction of that portion of the obligations relating to all the Projects except the Village Project (the "Project Indebtedness," e.g., a total of $227,863,971.31 in principal and interest as of the date hereof) after the Closing Date (as hereinafter defined), (ii) to assume or cause its nominee or its assignee to assume the Assumed Obligations (as hereinafter defined), except those obligations relating to the Village Project, and (iii) to release Obligor from any liability on the Project Indebtedness provided that Purchaser does not release Obligor from (i) Obligor's representations and warranties as set forth in Paragraph 7 of this Agreement and/or (ii) Obligor's obligations under the Loan Agreement, the Note, or the Trust Deeds relating to the Village Project (the "Village Project Indebtedness," e.g., a total of $75,954,657.10 in principal and interest as of the date hereof). Obligor and Purchaser acknowledge and agree that the foregoing consideration is fair and adequate.

                  (b) Effective upon Recordation of the Village Deed (as hereinafter defined), in consideration of the conveyance of the Village Project, the transfer or assignment of all cash, proceeds, reserves, escrow and deposit accounts, receivables, security deposits, and prepaid expenses, and the other consideration set forth herein to Purchaser or its nominee or its assigns pursuant to the terms of this Agreement, Purchaser agrees (i) not to sue Obligor or any of its constituent partners for any liability on its obligations under the Loan Agreement, the Note, the Village Trust Deed or any of the other Loan Documents and agrees to look solely to the Village Project for satisfaction of such obligations after the Village Closing Date (as hereinafter defined), (ii) to assume or cause its nominee or its assignee to assume the Assumed Obligations under the Village Project, and (iii) to release Obligor from any liability on the Village Project Indebtedness, provided that Purchaser does not release Obligor from Obligor's representations and warranties as set forth in Paragraph 7 of this Agreement. Obligor and Purchaser acknowledge and agree that the foregoing consideration is fair and adequate.

                  (c) Purchaser agrees to accept the conveyance of all the Projects, and the Additional Collateral, and the other collateral set forth herein pursuant to this Agreement in satisfaction of the liability of Obligor under the Loan Documents. Such satisfaction, however, shall not (i) operate to discharge any of the indebtedness evidenced or secured by the Loan Documents and Purchaser retains the right to foreclose the Trust Deeds, collectively or individually, subject to the rights of the Senior Lender under the Senior Trust Deeds, or (ii) release any claims Purchaser has against any other persons or parties other than Obligor.

            3. Arms-Length Negotiations. Obligor acknowledges that (i) Obligor is executing this Agreement freely and voluntarily without any duress or coercion, and (ii) the transactions hereunder have been based upon arms-length negotiations between the parties. Obligor acknowledges that Purchaser's agreement to accept the Projects subject to the Senior Trust Deeds, and Purchaser's covenant not to sue Obligor for any liability in accordance with this Agreement constitutes a substantial material benefit to Obligor. Obligor desires to convey the Projects, the Additional Collateral, and the other consideration set forth herein for various benefits to Obligor including the following: (i) freeing Obligor from liability for the continuing costs associated with its ownership of the Projects, including the costs for paying the Senior Loans, and (ii) relieving Obligor from potential long-term losses with respect to the Projects.

            4. Assumed Obligations. By its acceptance of title to the Projects, Purchaser or its designated nominee or its assigns shall not assume any obligations to third parties which have claims against Obligor relating to the Projects or the Additional Collateral or any agreements pertaining thereto (other than for obligations from and after the Closing Date for the operation of the Projects in the ordinary course of business), nor shall Purchaser or its designated nominee or its assigns discharge any such claims occurring or accruing prior to the Closing Date or relating to any act or omission occurring prior to the Closing Date with respect to the Projects, the Additional Collateral, or with respect to Obligor generally, excepting only those obligations which are specifically set forth in Exhibit B attached hereto (the "Assumed Obligations"), nor shall any such claimants have any third party beneficiary rights under this Agreement. Obligor hereby indemnifies Purchaser and its designated nominee and its assigns and their respective successors, assigns, transferees, parent corporations, subsidiaries, affiliates, officers, directors, employees, stockholders, attorneys, agents, representatives and anyone in privity with any of them (collectively, the "Indemnified Parties") against any claim, loss, cost, liability and attorneys' fees suffered or incurred by any of the Indemnified Parties with respect to any such obligations referred to in the preceding sentence except the Assumed Obligations. From and after the Closing Date, the Assumed Obligations shall be the responsibility of and payable by Purchaser or its designated nominee or its assigns.

            5.    The Closing.

                  (a) The closing  (the  "Closing")  of the  transactions  shall occur on or before May 30, 2002, unless otherwise agreed to in writing by the parties hereto, except that the closing of transactions relating to the Village Project (the "Village Closing"), contemplated under this Agreement, shall occur immediately following the settlement of the litigation described above.

                  (b) The closing date (the "Closing  Date") shall be the latest to occur of the date of recordation ("Recordation") of the following deeds: (i) the Highcrest Deed (as hereinafter defined) in the DuPage Official Records, (ii) the Windemere Deed (as hereinafter defined) in the Harris Official Records, and (iii) the Canyon Deed (as hereinafter defined) in the Arapahoe Official Records. The closing dated for the Village Closing (the "Village Closing Date") shall be the date of recordation of the Village Deed (as hereinafter defined) in the Hamilton Official Records ("Recordation of the Village Deed"). The Highcrest Deed, the Windemere Deed, the Canyon Deed, and the Village Deed are hereinafter collectively referred to as the "Deeds." Purchaser and Obligor shall use reasonable efforts to cause all of the Deeds, except the Village Deed, to be recorded concurrently.

                  (c) As  additional  consideration  for  Purchaser  agreeing to enter into this Agreement, all rents, income, cash proceeds, security deposits, operating accounts, reserves, escrow and deposit accounts, receivables, prepaid expenses, deposits and credits relating to the Projects held by Obligor or payable to Obligor as of the Closing Date, or the Village Closing Date, as applicable, shall be transferred and assigned for the benefit of Purchaser or its designated nominee or its assigns as of the Closing Date, or the Village Closing Date, as applicable. Any rental collected or received by Obligor or Purchaser or its designated nominee or its assigns after the Closing Date, or the Village Closing Date, as applicable, shall be the property of and shall be turned over to Purchaser or its designated nominee or its assigns. After the Closing Date, or the Village Closing Date, as applicable, Obligor shall have no further obligation to prosecute any claim or litigation for past-due rent but Obligor shall cooperate with Purchaser or its nominee or its assigns, if necessary and requested by Purchaser, in order to permit Purchaser or its designated nominee or its assigns to prosecute and preserve any claims against tenants.

                  (d) By the execution of this Agreement,  until the Recordation of the Deeds, or Recordation of the Village Deed, as applicable, neither party shall be deemed to have waived or affected any rights or remedies it may have against the other or any collateral pertaining to the Loan.

            6. Documentation. Prior to the Recordation of the Deeds or Recordation of the Village Deed, as applicable, and as a condition precedent thereto, Obligor shall deliver to Purchaser the following documents and items, all in form and substance satisfactory to
      Purchaser:

            (a) Agreement. Three (3) counterparts of this Agreement duly executed by Obligor.

            (b) Evidence of Transfer. (i) Evidence of Senior Lender's consent to the termination of the Highcrest Land Trust; (ii) evidence of the Mortgagor's consent to the termination of the Highcrest Land Trust; and
      (iii) a deed transferring title to the Highcrest Property from the trustee of the Highcrest Land Trust (Mortgagor) to Obligor.

            (c) The Deeds. A (i) special warranty deed (the "Highcrest Deed") in the form of Exhibit C1, attached hereto, (ii) special warranty deed (the "Windemere Deed") in the form of Exhibit C2, attached hereto, (iii) warranty deed (the "Canyon Deed") in the form of Exhibit C3, and (iv) limited warranty deed (the "Village Deed") in the form of Exhibit C4 attached hereto, each duly executed and acknowledged by Obligor, pursuant to the terms of which Obligor shall grant to Purchaser or its designated nominee or its assigns, all of Obligor's right, title and interest in and to the Projects.

            (d) Bill of Sale. A Bill of Sale in the form of Exhibit D1, Exhibit D2, Exhibit D3 and Exhibit D4 attached hereto, duly executed by Obligor, pursuant to the terms of which Obligor shall grant to Purchaser, its designated nominee or its assigns, all of Obligor's right, title and interest in and to the Personal Property.

            (e) Assignment. An Assignment in the form of Exhibit E1, Exhibit E2, Exhibit E3 and Exhibit E4 attached hereto, duly executed by Obligor, pursuant to the terms of which Obligor shall assign to Purchaser or its designated nominee or its assigns, all of Obligor's right, title and interest in and to all intangible property used in connection with the Projects and the Additional Collateral.

            (f) Assignment of Leases. Assignment of Leases in the form of Exhibit F1, Exhibit F2, Exhibit F3, and Exhibit F4, attached hereto, duly executed and acknowledged by Obligor, pursuant to the terms of which Obligor shall assign to Purchaser or its designated nominee or its assigns, all of Obligor's right, title and interest in and to all leases entered into by Obligor with respect to the Projects.

            (g) Affidavits. The Affidavits in the form of Exhibit G and Exhibit H duly executed and acknowledged by Obligor.

            (h) Transfer of Additional Collateral. The Assignment of Partnership Rights and Distributions in the form of Exhibit I duly executed and acknowledged by Obligor, with respect to the Additional Collateral.

            (i)  Termination  of  Contracts.   If  requested  by  Purchaser,   a
      termination of any contract or agreement affecting the Projects which is not an Assumed Obligation, duly executed by Obligor.

            (j) Inventory. An inventory (in detail reasonably satisfactory to Purchaser) of all of the Personal Property to be conveyed to Purchaser or its designated nominee or its assigns.

            (k) Leases,  Contracts,  Licenses,  Permits,  etc. The  originals or certified copies of all leases and any amendments thereto, lease files, contracts, management agreements, personal property leases, accounts payable, tenant finish work agreements, lease renewal commission agreements, broker commission agreements, union contracts, rent rolls showing status of rental payment, insurance policies, security deposit agreements (if separate from the lease), architect's contracts, construction contracts, engineer's contracts, certificates of occupancy, plans (including as-built), specifications, surveys, drawings, warranties, notices from governmental authorities, recent tax bills, approvals, permits, reports, licenses and royalty agreements affecting or relating to the Projects and/or any other documents or agreements to which Obligor is a party or otherwise pertaining to the Projects which Obligor is assigning to Purchaser or its designated nominee or its assigns pursuant hereto.

            (l) Business Records. The originals or certified copies of all records, books of account, ledgers, banking records, statements and other business records relating to the ownership and operation of the Projects, in whatever mode maintained, including information contained on computer disks.

            (m) Senior Loan Documentation. The originals or certified copies of all loan documentation concerning the Senior Loans, together with such documentation as Senior Lender shall require in connection with the transfer of the Projects to Purchaser.

            (n) Other Documents and Items. A FIRPTA affidavit and such other agreements, certificates, opinions, records, authorizations, consents, releases, resolutions, utility transfer letters, keys to all the doors of the improvements to the Projects and keys to the Projects and any other documents and items as Purchaser may reasonably require to carry out the intent of this Agreement.

      7. Obligor's Representations and Warranties. Obligor hereby makes as of the date of this Agreement the following representations and warranties to Purchaser and any nominee or assigns (which representations and warranties are deemed restated as of the Closing Date, all of which shall survive any and all inquiries and investigations made by Purchaser and shall survive the Closing:

            (a) Obligor has all requisite power and authority to own the Projects, conduct its businesses relating thereto, and enter into and consummate the transactions contemplated by this Agreement.

            (b) Obligor does not need to obtain the consent of any third party to perform its obligations under this Agreement that will not be obtained as of the Closing Date.

            (c) The Loan Documents, this Agreement and each document delivered pursuant to it have been duly authorized, executed and delivered by Obligor and constitutes valid and binding obligations, enforceable against Obligor in accordance with their terms. Obligor has no offsets, defenses, claims or counterclaims with respect to its obligations under the Loan Documents.

            (d) The execution, delivery and performance of this Agreement will not result in a breach of or default under any agreement or other instrument to which Obligor is a party or by which Obligor is bound, or violate any applicable law, regulation, judgment, or order of, or require approval by, any government, governmental instrumentality, or court having jurisdiction over Obligor.

            (e) The Deeds and the other conveyance documents contemplated herein are absolute conveyances to Purchaser, or its nominee or its assigns, of title to the property described therein, in effect as well as in form, and are not intended as security for the payment or repayment of any indebtedness or the performance of any other obligation of Obligor of any kind or nature whatsoever; the Deeds and such other conveyance documents are not subject to any redemption rights; and there is no agreement or understanding, oral or written, between Purchaser, Obligor or any other person or entity, relative to the reconveyance of said property for the benefit of Obligor or to any division of cash or other proceeds realized from said property.

            (f) Obligor has not dealt with any person, firm or corporation who is or may be entitled to any brokerage commission, finder's fee or other like payment pertaining to the transactions contemplated hereby which will in any way be binding upon or constitute a liability of Purchaser or its nominee or its assigns.

            (g) To the best of Obligor's knowledge, neither this Agreement nor any other agreement, document, certificate or statement furnished to Purchaser or its nominee or its assigns by Obligor in connection with this Agreement or the Closing contains any untrue statement.

            (h) Obligor is not a "foreign person" and Obligor is a "United States Person" pursuant to Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

            (i) Obligor has retained counsel to represent it in the transaction contemplated herein; Obligor has read and understands this Agreement; and Obligor has been advised by its counsel with respect to its rights and obligations under this Agreement.

            (j) The recitals set forth hereinabove are true and correct in all material respects, including, without limitation, the recital concerning the fact that the Loan is in default and the recital with respect to the outstanding indebtedness due and owing on the Loan.

            (k) The consideration which Obligor shall receive hereunder for the conveyance of the Projects is fair, adequate and substantial.

            (l) Obligor is not in default under the terms of the Senior Loans, and the current outstanding principal balances, accrued interest and other fees and costs payable on the Senior Loans as of April 30, 2002 are as follows:

      Loan              Principal Balance Accrued Interest  Other Fees/Costs

      Highcrest         $  6,547,273            $   55,371        $          0
      Windemere         $  5,896,705            $   50,173        $          0
      Canyon            $  3,532,053            $   28,440        $          0


            (m) All of the foregoing representations and warranties shall be true, correct and complete and shall be deemed to have been restated at and as of the Closing Date. All representations and warranties made by Obligor in this Agreement or in any certificate or other document delivered to Purchaser or its nominee or its assigns by or on behalf of Obligor pursuant to or in connection with this Agreement shall be deemed to have been relied upon by Purchaser or its nominee or assigns, notwithstanding any investigation heretofore or hereafter made by Purchaser or its nominee or its assigns or on their behalf, and Obligor hereby acknowledges such reliance by Purchaser in entering into this Agreement; and all of such representations and warranties shall survive Recordation for a period of five (5) years during which period claims for any breach of such representations and warranties may be made.

            8. Closing Costs. Except as expressly set forth in this Agreement, each party shall pay for its own costs and expenses relating to the transactions contemplated by this Agreement.

            9. Accuracy of Documents. Obligor and Purchaser hereby acknowledge that this Agreement and the other documents referred to herein accurately reflect the agreements and understandings of the parties hereto with respect to the subject matter hereof, and Obligor and Indemnified Parties each hereby waive any claims against the other that it may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement and such other documents.

            10. No Merger. The parties hereto acknowledge and agree that notwithstanding Purchaser's aforementioned covenant not to sue Obligor for any liability under the Loan Documents all of the Loan Documents which evidence or secure such indebtedness shall remain in full force and effect after the transaction contemplated by this Agreement has been consummated. The parties hereto further acknowledge and agree that it is their intention that the beneficial interest under the Trust Deeds and the liens under any fixture filings shall not merge with or into, but are and shall remain at all times separate and distinct from, the fee title in the Projects acquired by Purchaser or its nominee or its assigns, notwithstanding any union of interest in Purchaser or its nominee or its assigns at any time, and that the respective liens created by the Trust Deeds and the liens under any fixture filings shall be and remain at all times valid and continuous respective liens on the Projects.

            11. No Third Parties Benefitted. This Agreement is made and entered into by the parties hereto for the benefit and protection of such parties, and no other person or entity shall have any rights or interest hereunder.

            12. Warranties. All express and implied warranties and guaranties with respect to the Projects, or with respect to any improvement, property, maintenance agreement or service agreement relating thereto, which currently run for the benefit of Obligor are, to the extent assignable, hereby assigned by Obligor to Purchaser or its nominee or its assigns, effective upon the Closing Date. Obligor agrees to execute any further document or instrument reasonably necessary or desirable to carry out the intent of this assignment.

            13. Notices and Demands. All written notices or demands of any kind which the parties hereto may be required or may desire to serve on the others in connection with this Agreement shall be served (as an alternative to personal service) by registered or certified mail, return receipt requested. Any such notice or demand so served by registered or certified mail shall be deposited in the United States mail with postage thereon fully prepaid, return receipt requested, and if the party so to be served be Obligor, addressed to Obligor as follows:

            Consolidated Capital Equity Partners/Two
            c/o AIMCO
            2000 So. Colorado Blvd.
            Tower Two, Suite 2-1000
            Denver, Colorado  80222

and, if the party so to be served be Purchaser, addressed to Purchaser as follows:

            Consolidated Capital Institutional
            Properties/2
            c/o AIMCO
            2000 So. Colorado Blvd.
            Tower Two, Suite 2-1000
            Denver, Colorado  80222

      Service of any such notice or demand so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after mailing, whichever is earlier in time. The parties hereto may from time to time, by notice in writing served upon the others as aforesaid, designate a different mailing address or different person to whose attention all such written notices or demands are thereafter to be addressed.

      14. Quiet Enjoyment. From and after the Closing Date, Obligor shall take no action whatsoever which would interfere with Purchaser's or its designated nominee's or its assigns' possession, ownership or quiet enjoyment of the Projects.

      15. Release. Effective upon the Closing, Obligor hereby releases Purchaser and its designated nominee and its assigns and their respective successors, assigns, transferees, parent corporations, subsidiaries, affiliates, officers, directors, employees, stockholders, attorneys, agents, representatives and anyone in privity with any of them (collectively, "Releasees") from and against any and all claims, damages, liabilities, obligations, actions and causes of action, whether sounding in tort, contract, equity or otherwise, whether known or unknown, whether suspected or unsuspected, which Obligor has as of the Closing Date against any of the Releasees, or may thereafter have against any of the Releasees, arising out of any act, failure to act, event or state of facts occurring on or prior to the Closing Date relating to the Loan Agreement, the Note, the Trust Deeds, any of the other Loan Documents, or the Projects. Without limiting the generality of the foregoing, Obligor expressly acknowledges and agrees that Purchaser or its designated nominee or its assigns shall be entitled to sell the Projects and keep the proceeds derived therefrom and Obligor shall have no claim to the Projects or such proceeds.

      Obligor hereby waives any rights it may have to assert a "vendor's lien" against Purchaser and/or the Projects.

      Obligor hereby waives any rights it may have under Section 1542 of the California Civil Code which reads:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE
      RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Obligor understands that it may later discover facts in addition to or different from the facts it now believes to be true and that it may later discover claims it does not now suspect. The parties intend for this release to operate as a final and irrevocable release of all of their claims, and accordingly agree that this release may not be terminated or rescinded because of any later discovery by Obligor of different or additional facts or any unknown or unsuspected past claim.

      Obligor represents and warrants that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity any matter released hereby or any portion thereof or interest therein.

--------------
Initials of Obligor

      16. No Partnership. Nothing herein shall be construed as creating a joint venture or partnership between Obligor and Purchaser or its designated nominee or its assigns.

      17. Attorney-in-Fact. Obligor hereby constitutes Purchaser or its nominee or its assigns, and each of them, as Obligor's attorney-in-fact, effective upon the Closing, with full power of substitution, to take all actions and to sign all documents in its own name or in the name of Obligor which may be necessary or desirable in order to do any and every act which Obligor might do on its own behalf in order to carry out the intent and spirit of this Agreement and the transactions contemplated thereby. Purchaser or its designated nominee or its assigns shall give Obligor five (5) business days' prior written notice (either by overnight mail e.g. Federal Express, or by telecopier) before taking any such action or signing any such document. This power of attorney is a power coupled with an interest and is irrevocable.

      18. Entire Agreement. This Agreement and the exhibits hereto and documents referred to herein, contain the entire agreement between the parties hereto and supersede any and all prior agreements, verbal discussions and representations and warranties of either party hereto.

      19. No Waiver of Default. No waiver by Purchaser of any default or other obligation of Obligor hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

      20.   Time of Essence.  Time is of the essence of this Agreement.

      21. Counterparts. Separate counterparts of this Agreement may be executed by the parties hereto, each of which shall constitute an original and all of which shall constitute a single agreement, as though the same counterpart had been executed simultaneously by all parties hereto.

      22. Assignment and Successors. This Agreement shall be binding upon and inure to the benefit of Obligor and Purchaser and Purchaser's designated nominee and its assigns (collectively, the "Parties") and the Parties' respective legal representatives, successors and assigns; provided that Obligor shall have no power to assign any of its rights or duties under this Agreement without the prior written consent of Purchaser and any such purported assignment without such consent shall be void.

      23. Attorneys' Fees. In any action or proceeding brought by any party hereto to enforce any provision of this Agreement or to seek damages for a breach of any provision hereof, or where any provision hereof is successfully asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

      24. Written Modification. This Agreement or any provision hereof may be changed, waived or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver or termination is sought to be enforced.

      25. Gender. In this Agreement, the masculine gender includes the feminine and neuter, and the singular number includes the plural, and vice versa, where the context so indicates.

      26. Applicable Law. This Agreement shall be construed under and enforced in accordance with the laws of the State of California.

      27. Interpretation. Each of the Parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule providing for interpretation against the party who causes the uncertainty to exist or against the drafter of this Agreement.

      28. Headings. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

      29. Cooperation. The Parties hereto shall each cooperate with the other to take all additional actions and execute and deliver all additional documents necessary or desirable to effectuate the provisions and spirit of this Agreement; provided, however, that after the Closing has occurred, neither party shall be required to incur additional costs to so cooperate except for incidental administrative costs.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first hereinabove written.

      "Purchaser"                         "Obligor"

Consolidated Capital Institutional       Consolidated Capital Equity
Properties/2, a California limited       Partners/Two, L.P., a California
partnership                              limited partnership

By:   ConCap Equities, Inc., a Delaware  By:   ConCap Holdings, Inc., a Texas
      corporation, its general partner         corporation, its general partner



      By:                                      By:
         Patrick J. Foye                           Harry Alcock
         Its:  Executive Vice President            Its:  Executive Vice
                                                   President






                              SCHEDULE OF EXHIBITS

Exhibit A1  -     Legal Description of Highcrest Property

Exhibit A2  -     Legal Description of Windemere Property

Exhibit A3  -     Legal Description of Canyon Property

Exhibit A4  -     Legal Description of Village Property

Exhibit B   -     Assumed Obligations

Exhibit C1  -     Highcrest Deed

Exhibit C2  -     Windemere Deed

Exhibit C3  -     Canyon Deed

Exhibit C4  -     Village Deed

Exhibit D1  -     Bill of Sale (Highcrest)

Exhibit D2  -     Bill of Sale (Windemere)

Exhibit D3  -     Bill of Sale (Canyon)

Exhibit D4  -     Bill of Sale (Village)

Exhibit E1  -     Assignment (Highcrest)

Exhibit E2  -     Assignment (Windemere)

Exhibit E3  -     Assignment (Canyon)

Exhibit E4  -     Assignment (Village)

Exhibit F1  -     Assignment of Leases (Highcrest)

Exhibit F2  -     Assignment of Leases (Windemere)

Exhibit F3  -     Assignment of Leases (Canyon)

Exhibit F4  -     Assignment of Leases (Village)

Exhibit G   -     Affidavit

Exhibit H   -     Affidavit (Village)

Exhibit I   -     Assignment of Partnership Rights and Distributions

                                   EXHIBIT A1

                   Legal Description of Highcrest Property



All that certain real property located in DuPage County, Illinois described as follows:

Lot 427 and the Westerly 20 feet of Lots 419,  420,  421, 422, 423, 424, 425 and
426, in Forestedge Unit 2, being a subdivision in the North Half of Section 35, Township 38 North, Range 10, East of the Third Principal Meridian, according to the plat thereof recorded November 19, 1968 as document R68-53827, and certificate of correction recorded January 6, 1969 as document R69-348, in DuPage County, Illinois.

                                   EXHIBIT A2

                   Legal Description of Windemere Property



All that certain real property located in Harris County, Texas, and described as follows:

A tract of land containing 8.600 acres being all of Hickory Hill Apartments, as recorded in Volume 295, Page 58 of the Harris County Map Records, in the Henry Woodruff Survey, A-844, Houston, Harris County, Texas.

                                   EXHIBIT A3

                      Legal Description of Canyon Property



ALL THAT CERTAIN REAL PROPERTY LOCATED IN ARAPAHOE COUNTY, COLORADO, DESCRIBED AS FOLLOWS:

LOTS 1 TO 14,  INCLUSIVE,  BLOCK 13 AND LOT 24,  BLOCK  15,  KASSLER  ADDITIONS,
SECOND FILING, A RESUBDIVISION OF BLOCKS 1 TO 4, AND 10 TO 13, KASSLER ADDITIONS, TOGETHER WITH THAT PART OF VACATED WEST ALAMO AVENUE AS DESCRIBED IN ORDINANCE NO. 11, SERIES OF 1971 AS RECORDED IN BOOK 1931 AT PAGE 295 OF THE ARAPAHOE COUNTY RECORDS, STATE OF COLORADO.

FORMERLY DESCRIBED AS:

THE CANYON CREST CONDOMINIUMS, IN ACCORDANCE WITH AND SUBJECT TO THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF THE CANYON CREST CONDOMINIUMS RECORDED MARCH 20, 1979, IN BOOK 2955 AT PAGES 713-752, AND CORRECTED DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 698 AND AMENDMENT TO DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 742 AND MAP RECORDED MARCH 20, 1979, IN BOOK 38 AT PAGES 10 AND 11, AND AMENDED MAP RECORDED NOVEMBER 30, 1983, IN BOOK 70 AT PAGES 57 AND 58, COUNTY OF ARAPAHOE, STATE OF COLORADO.

                                   EXHIBIT A4

                      Legal Description of Village Property



All that certain real property located in Hamilton County, Ohio and described as follows:

Situate in Section 36, Town 5, Entire Range 1, Symmes Township, Hamilton County, State of Ohio and being more particularly described as follows:

BEGINNING at a point in the Northwest corner of land registered as Certificate No. 380; thence from said place of beginning, South 86(degree) 30' East, 134.00 feet to a point; thence North 4(degree) 16' East, 310.00 feet to a point and the real place of beginning for this description: thence from said real place of beginning, North 46(degree) 25' 43" West, 180.93 feet to a point; thence North 73(degree) 09' West, 655.00 feet to a point; thence South 68(degree) 54' West,
212.75 feet to a point; thence North 46(degree) 56' West, 120.00 feet to a point; thence North 75(degree) 16' 04" West, 80.06 feet to a point; thence South 85(degree) 35' 54" West, 207.31 feet to a point; thence South 4(degree)09' West,
412.45 feet to a point; thence North 74(degree) 56' West, 75.55 feet to a point said point being the Northeast corner of Lot 1, Rowbell Sub., Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County, Ohio Records; thence South 15(degree) 04' West along the East line of said Lot 1, Rowbell Sub., Block A, as recorded on Plat Book 84 Pages 77-78, 257.83 feet to a point in the North line of Kemper Road and the Southeast corner of Lot No. 1, Rowbell Subdivision, Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County Recorder's Office; thence North 56(degree) 28' West with the North line of said Kemper Road
375.27 feet to a point; thence North 4(degree) 09' East, 698.87 feet to a point in the center line of Montgomery Road; thence with said center line of Montgomery Road, along an arc deflecting to the right, the radius of said arc being 3819.72 feet, a distance of 314.78 feet to a point, the chord of said arc bears North 40(degree) 36' 21" East, 314.69 feet; thence continuing with said center line of said Montgomery Road, North 42(degree) 58' East, 949.39 feet to a point; thence South 47(degree) 02' East, 70.28 feet to a point; thence along an arc deflecting to the right, the radius of said arc being 179.86 feet, a distance of 109.58 feet, the chord of said arc bears South 31(degree) 34' 11" East, 107.89 feet; thence South 14(degree) 07' East, 76.09 feet to a point; thence North 75(degree) 53' East, 10.00 feet to a point; thence along an arc deflecting to the left, the radius of said arc being 270.55 feet, a distance of
84.94 feet, the chord of said arc bears South 23(degree) 06' 40" East, a distance of 84.59 feet, thence South 57(degree) 53' 42" West, 150.57 feet to a point; thence South 35(degree) 05' East, 318.00 feet to a point; thence South 27(degree) 43' 50" East, 139.88 feet to a point; thence South 51(degree) 37' East, 200.00 feet to a point; thence South 70(degree) 47' 33" East, 127.86 feet to a point; thence South 82(degree) 24' 40" East, 195.33 feet to a point; thence South 84(degree) 27' 50" East, 190.05 feet to a point; thence South 4(degree) 16' West; 559.86 feet to the true point of beginning.

                                    EXHIBIT B

                               Assumed Obligations



1. All rights, liabilities and obligations of Obligor arising after the Closing Date or the Village Closing Date, as applicable, in connection with any existing service, maintenance, operating, management, equipment, supply, security, construction, concession or other agreements, which relate to the ownership, maintenance, construction or repair or operation of the Projects.

2. The assumption of the outstanding indebtedness, as of the Closing Date, under the Senior Loans, except for that portion of the outstanding indebtedness under the Senior Loans which relates to the Village Project, which indebtedness shall not be assumed by Purchaser until the Village Closing Date.

                                   EXHIBIT C1

                                 Highcrest Deed

                              SPECIAL WARRANTY DEED
                                   (Illinois)

        SPECIAL WARRANTY DEED

              (Illinois)


"EXEMPT" under provisions of subsection (l) of Section 200/31-45 of Chapter 35 ILCS.

Dated:  May ___, 2002

Consolidated Capital Equity
Partners/Two, L.P.,
a California limited partnership

By: ConCap Holdings, Inc., a Texas
Corporation                               Above Space for Recorder's Use Only
   Its general partner

   By:
      Name: Harry Alcock
      Its:  Executive Vice President

Consolidated Capital Equity Partners/Two, L.P., a California limited partnership ("Grantor"), for and in consideration of [TEN AND 00/100 DOLLARS ($10.00), and other good and valuable consideration in hand paid], the receipt whereof is hereby acknowledged, and pursuant to the authority of the undersigned,

CONVEYS  to  CCIP/2  Highcrest,   LLC,  a  Delaware  limited  liability  company
("Grantee"), the following described Real Estate situated in the County of DuPage, in the State of Illinois, to wit:

See Exhibit A attached hereto and made a part hereof for legal description.


Together with all and singular the hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim or demand whatsoever, of the Grantor, either in law or equity, of, in and to the above described premises, with the hereditaments and appurtenances: TO HAVE AND TO HOLD the said premises as above described, with the appurtenances, unto the Grantee, its successors and assigns forever.

And the Grantor, for itself, and its successors, does covenant, promise and agree, to and with Grantee, its successors and assigns, that it has not done or suffered to be done, anything whereby the said premises hereby granted are, or may be, in any manner encumbered or charged, except as herein recited; and that the said premises, against all persons lawfully claiming, or to claim the same, by, through or under it, it WILL WARRANT AND DEFEND, subject to all easements, covenants, conditions, restrictions, liens, encumbrances and other matters of record to the extent that they affect or relate to said premises.

Grantor acknowledges that it is expressly intended and agreed that the lien and security interests granted under the That certain Mortgage, Assignment of Rents and Security Agreement dated December 14, 1984 and recorded on December 17, 1984 as Instrument No. R84-100625, as modified by that certain Correction and Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 20, 1990 as Instrument No. R90-158013 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

Permanent Real Estate Index Number:  08-35-104-003

Address of Real Estate:  3514 W. 83rd Street, Woodridge, IL  60517-3631

This instrument was prepared by:          [Marc Jacobs, Esq.
                              Barack, Ferrazano, Kirschbaum, Perlman & Nagelberg 333 W. Wacker Drive, Suite 2700
                              Chicago, Illinois 60606]

After Recording, Please Return To:        Send Subsequent Tax Bills To:
Patti K. Fielding                   Patti K. Fielding
c/o AIMCO                     c/o AIMCO
2000 So. Colorado Boulevard   2000 So. Colorado Boulevard
Tower Two, Suite 2-1000       Tower Two, Suite 2-1000
Denver, Colorado  80222       Denver, Colorado  80222

IN WITNESS WHEREOF, said Grantor has executed the foregoing instrument the _____ day of May, 2002.


                                    Consolidated Capital Equity Partners/Two,
                                      L.P.,
                                    a California limited partnership

                                    By:  ConCap Holdings, Inc., a Texas
                                         corporation
                                         Its general partner

                                       By:
                                          Name: Harry Alcock
                                          Title:   Executive Vice President

State of __________     )
                  )ss.
County of ________      )

I, the undersigned, a Notary Public for and for in said County, in the State aforesaid, DO HEREBY CERTIFY that ________________________________, personally known to me to be the _________________ of ______________________, a
_______________________, appeared before me this day in person, and acknowledged that he/she signed, sealed and delivered the said instrument as his/her free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.

Given under my hand and official seal, this ____ day of __________, 2002.

My Commission expires:
                                          Notary Public

                          Exhibit "A" to EXHIBIT C1

                                Legal Description

All that certain real property located in DuPage County, Illinois described as follows:

Lot 427 and the Westerly 20 feet of Lots 419,  420,  421, 422, 423, 424, 425 and
426, in Forestedge Unit 2, being a subdivision in the North Half of Section 35, Township 38 North, Range 10, East of the Third Principal Meridian, according to the plat thereof recorded November 19, 1968 as document R68-53827, and certificate of correction recorded January 6, 1969 as document R69-348, in DuPage County, Illinois.

                                   EXHIBIT C2

                                 Windemere Deed
                                     (Texas)

                              SPECIAL WARRANTY DEED

STATE OF TEXAS        ss.
                      ss.           KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRISss.

      THAT Consolidated Capital Equity Partners/Two, L.P., a California limited partnership ("Grantor") whose mailing address is 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver Colorado 80222, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in cash to Grantor by the Grantee herein named has GRANTED, BARGAINED, SOLD and CONVEYED, and does hereby GRANT, BARGAIN, SELL AND CONVEY unto CCIP/2 Windemere, L.P., a Delaware limited partnership ("Grantee"), whose mailing address is c/o AIMCO, 2000 So. Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222, that certain improved real property situated in the City of Houston, County of Harris, Texas, more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes.

      TOGETHER WITH, all and singular, the rights, benefits, privileges, easements, tenements, hereditaments, appurtenances and interests thereon or in anywise appertaining thereto and with all improvements located thereon (said real property, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to as the ("Property").

      THIS CONVEYANCE IS MADE SUBJECT TO all easements, covenants, conditions, restrictions, liens, encumbrances and other matters of record, but only to the extent they affect or relate to the Property.

      TO HAVE AND TO HOLD the Property together with all and singular the rights and appurtenances thereto and in anywise belonging unto the said Grantee, its heirs, legal representatives, successors and assigns, forever; and Grantor does hereby bind Grantor, its heirs, legal representatives, successors and assigns, to Warrant and Forever Defend all and singular the Property unto the said Grantee, its heirs, legal representatives, successors and assigns, against every person whomever lawfully claiming or to claim same or any part thereof, by, through or under Grantor, but not otherwise.

      For the same consideration recited above, Grantor does hereby GRANT, BARGAIN, SELL and CONVEY, without warranty, express or implied, all interests, if any, of Grantor in (i) strips and gores, if any, between the Property and abutting properties and (ii) any land lying in or under the bed of any street, alley, road or right-of-way (opened or proposed) abutting or adjacent to the Property.

      Grantee by its acceptance hereof, does hereby assume and agree to pay all ad valorem taxes and special assessments pertaining to the Property for calendar year 2002 and subsequent years, there having been a proper proration of ad valorem taxes for the current calendar year between Grantor and Grantee.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Deed of Trust, Assignment of Rents and Security Agreement dated April 2, 1985, recorded on April 4, 1985, as Instrument No. J-964899, as modified by (a) that certain First Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as Instrument No. M-910704, and (b) that certain Second Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement, dated November 15, 1990 and recorded November 19, 1990 as Instrument No. M-910708 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed on the _____ day of May, 2002.
                                    GRANTOR:

                                    Consolidated Capital Equity Partners/Two,
                                      L.P.,
                                    a California limited partnership

                                    By:  ConCap Holdings, Inc., a Texas
                                         corporation
                                         Its general partner



                                         By:
                                            Name: Harry Alcock
                                            Title:   Executive Vice President

STATE OF _______________ ss.
                           ss.
COUNTY OF _____________  ss.

      This instrument was acknowledged before me on this ______ day of _______, 2002, by _________________, ______________________ for ConCap
Holdings, Inc., a Texas corporation, general partner of said Consolidated Capital Equity Partners/Two, L.P., a California limited partnership.

      Given under my hand and seal of office this _____ day of __________, 2002.




                                    Notary Public in and for
                                    The State of ______________

My Commission Expires:



                             ADDRESS FOR TAX NOTICES

                        CCIP Windemere, L.P.
                        c/o AIMCO
                        2000 So. Colorado Boulevard
                        Tower Two, Suite 2-1000
                        Denver, Colorado  80222

                          Exhibit "A" to EXHIBIT C2

                                Legal Description

      All that certain real property located in Harris County, Texas, and described as follows:

      A tract of land containing 8.600 acres being all of Hickory Hill Apartments, as recorded in Volume 295, Page 58 of the Harris County Map Records, in the Henry Woodruff Survey, A-844, Houston, Harris County, Texas.

                                   EXHIBIT C3

                                   Canyon Deed
                                   (Colorado)

                                  WARRANTY DEED

      THIS DEED, made this ___ day of May, 2002, between Consolidated Capital Equity Partners, L.P., a limited partnership duly organized and existing under and by virtue of the laws of the State of California, grantor, and CCIP/2 Canyon Crest, L.L.C., a Delaware limited liability company, whose legal address is c/o AIMCO, 2000 So. Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222, grantee:

      WITNESSETH, that the grantor for and in consideration of the sum of no dollars ($0) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and confirm, unto the grantee, his heirs and assigns forever, all the real property together with improvements, if any, situate, lying and being in the County of Arapahoe and State of Colorado described as follows:

LOTS 1 TO 14, INCLUSIVE, BLOCK 13 AND LOT 24, BLOCK 15, KASSLER ADDITIONS, SECOND FILING, A RESUBDIVISION OF BLOCS 1 TO 4, AND 10 TO 13, KASSLER ADDITIONS, TOGETHER WITH THAT PART OF VACATED WEST ALAMO AVENUE AS DESCRIBED IN ORDINANCE NO. 11, SERIES OF 1971 AS RECORDED IN BOOK 1931 AT PAGE 295 OF THE ARAPAHOE COUNTY RECORDS, STATE OF COLORADO.

FORMERLY DESCRIBED AS:

THE CANYON CREST CONDOMINIUMS, IN ACCORDANCE WITH AND SUBJECT TO THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF THE CANYON CREST CONDOMINIUMS RECORDED MARCH 20, 1979, IN BOOK 2955 AT PAGES 713-752, AND CORRECTED DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 698 AND AMENDMENT TO DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 742 AND MAP RECORDED MARCH 20, 1979, IN BOOK 38 AT PAGES 10 AND 11, AND AMENDED MAP RECORDED NOVEMBER 30, 1983, IN BOOK 70 AT PAGES 57 AND 58, COUNTY OF ARAPAHOE, STATE OF COLORADO.


      TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the grantor, either in law or equity, of, in and to the above-bargained premises, with the hereditaments and appurtenances.

      TO HAVE AND TO HOLD the said premises above bargained and described, with the appurtenances, unto the grantee, and its heirs and assigns forever. And the grantor, for itself, and its successors, does covenant, grant, bargain, and agree to and with the grantee, and its heirs and assigns, that at the time of the ensealing and delivery of these presents, it is well seized of the premises above conveyed, has good, sure and, perfect, absolute and indefeasible estate of inheritance, in law, in fee simple, and has good right, full power and lawful authority to grant, bargain, sell and convey the same in manner and form as aforesaid, and that the same are free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, encumbrances and restrictions of whatever kind or nature soever, except all easements, covenants, conditions, restrictions, liens, encumbrances and other matters of record.

      The grantor shall and will WARRANT AND FOREVER DEFEND the above-bargained premises in the quiet and peaceable possession of the grantee, and its heirs and assigns, against all and every person or persons lawfully claiming the whole or any part thereof. The singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Deed of Trust dated November 22, 1985 and recorded on November 22, 1985 in Book 4606 at Page 130, as modified by (a) that certain First Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19, 1990 in Book 6047 at Page 663, and (b) that certain Second Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19,1990 in Book 6047 at Page 672 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      IN WITNESS WHEREOF, the grantor has caused its name to be hereunto subscribed by its general partner the day and year first above written.

Attest:
                                    GRANTOR:

                                    Consolidated Capital Equity Partners/Two,
                                      L.P.,
                                    a California limited partnership

                                    By:  ConCap Holdings, Inc., a Texas
                                         corporation
                                         Its general partner


                                         By:
                                            Name: Harry Alcock
                                            Title:   Executive Vice President

STATE OF __________________   )
                              ) ss.
COUNTY OF _________________   )

            The foregoing instrument was acknowledged before me this ______ day of _______, 2002 by ______________________ of ConCap Holdings, Inc., as
General Manager of Consolidated Capital Equity Partners, L.P., a California limited partnership.

            WITNESS my hand and official seal.

            My commission expires:  _____________________



                                          ------------------------------
                                          [Signature of Notary]


[SEAL]

                                   EXHIBIT C4

                                  Village Deed
                                     (Ohio)

                              LIMITED WARRANTY DEED

      Consolidated Capital Equity Partners/Two L.P., a California limited partnership, ("Grantor"), for valuable consideration paid, grants, with limited warranty covenants, to CCIP/2 Village Brooke, L.L.C., a Delaware limited liability company ("Grantee"), whose tax mailing address is c/o AIMCO, 2000 So. Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222, the following REAL PROPERTY: Situated in the County of Hamilton, in the State of
Ohio:

      The real property as more particularly described in Exhibit "A" attached hereto and incorporated herein by reference.

      Parcel No(s). 620-0210-0110-00, 620-0210-0045-00.

And the Grantor, for itself, and its successors, does covenant, promise and agree, to and with Grantee, its successors and assigns, that it has not done or suffered to be done, anything whereby the said real property hereby granted are, or may be, in any manner encumbered or charged, except as herein recited; and that the said real property, against all persons lawfully claiming, or to claim the same, by, through or under it, it WILL WARRANT AND DEFEND.

      SUBJECT TO any and all real estate taxes and  assessments  not yet due and
payable,  zoning  ordinances,   legal  highways  and  covenants,   restrictions,
conditions, and easements of record.

      Prior Instrument Reference: Volume 5426, Page 1225 of the Deed Records of Hamilton County, Ohio.

Grantor acknowledges that it is expressly intended and agreed that the lien and security interests granted under that certain Open End Mortgage, Assignment of Rents and Security Agreement dated October 31, 1984 and recorded on October 31, 1984 as shown in O.R. Book 4529 at Page 1708, as modified by (a) that certain First Plan Modification to Open End Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in O.R. Book 5426 at Page 1039, and (b) that certain Second Plan Modification to Open End Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in O.R. Book 5426 at Page 1228 shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.



      Executed this ____ day of May, 2002 by a duly authorized officer of the general partner of Grantor.



                                       Consolidated Capital Equity Partners/Two,
                                         L.P.,
                                         a California limited partnership

                                         By:   ConCap Holdings, Inc.,
                                               a Texas corporation,
                                               its general partner



                                              By:
                                                  Harry Alcock
                                                  Title:Executive Vice President

      STATE OF ______________       :
                                      : SS
      COUNTY OF ____________        :



BE IT REMEMBERED, That on this ____ day of __________, 2002, before me, the subscriber, a notary public in and for said county, personally came _________________________ (name), _________________________ (title) of ConCap
Holdings, Inc., a Texas corporation, in its capacity as the general partner of the Grantor in the foregoing Deed, and acknowledged that he did execute the foregoing instrument and that the same is his free act and deed and the free act and deed of said Grantor.

      IN TESTIMONY THEREOF, I have hereunto subscribed my name and affixed my seal on this day and year aforesaid.




                                          Notary Public





This instrument was prepared by:Thomas R. Brownlee, Jr., Esq., Bricker & Eckler LLP, 100 South Third Street, Columbus, Ohio 43215

                          Exhibit "A" to EXHIBIT C4

                                Legal Description

All that certain real property located in Hamilton County, Ohio and described as follows:

Situate in Section 36, Town 5, Entire Range 1, Symmes Township, Hamilton County, State of Ohio and being more particularly described as follows:

BEGINNING at a point in the Northwest corner of land registered as Certificate No. 380; thence from said place of beginning, South 86(degree) 30' East, 134.00 feet to a point; thence North 4(degree) 16' East, 310.00 feet to a point and the real place of beginning for this description: thence from said real place of beginning, North 46(degree) 25' 43" West, 180.93 feet to a point; thence North 73(degree) 09' West, 655.00 feet to a point; thence South 68(degree) 54' West,
212.75 feet to a point; thence North 46(degree) 56' West, 120.00 feet to a point; thence North 75(degree) 16' 04" West, 80.06 feet to a point; thence South 85(degree) 35' 54" West, 207.31 feet to a point; thence South 4(degree)09' West,
412.45 feet to a point; thence North 74(degree) 56' West, 75.55 feet to a point said point being the Northeast corner of Lot 1, Rowbell Sub., Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County, Ohio Records; thence South 15(degree) 04' West along the East line of said Lot 1, Rowbell Sub., Block A, as recorded on Plat Book 84 Pages 77-78, 257.83 feet to a point in the North line of Kemper Road and the Southeast corner of Lot No. 1, Rowbell Subdivision, Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County Recorder's Office; thence North 56(degree) 28' West with the North line of said Kemper Road
375.27 feet to a point; thence North 4(degree) 09' East, 698.87 feet to a point in the center line of Montgomery Road; thence with said center line of Montgomery Road, along an arc deflecting to the right, the radius of said arc being 3819.72 feet, a distance of 314.78 feet to a point, the chord of said arc bears North 40(degree) 36' 21" East, 314.69 feet; thence continuing with said center line of said Montgomery Road, North 42(degree) 58' East, 949.39 feet to a point; thence South 47(degree) 02' East, 70.28 feet to a point; thence along an arc deflecting to the right, the radius of said arc being 179.86 feet, a distance of 109.58 feet, the chord of said arc bears South 31(degree) 34' 11" East, 107.89 feet; thence South 14(degree) 07' East, 76.09 feet to a point; thence North 75(degree) 53' East, 10.00 feet to a point; thence along an arc deflecting to the left, the radius of said arc being 270.55 feet, a distance of
84.94 feet, the chord of said arc bears South 23(degree) 06' 40" East, a distance of 84.59 feet, thence South 57(degree) 53' 42" West, 150.57 feet to a point; thence South 35(degree) 05' East, 318.00 feet to a point; thence South 27(degree) 43' 50" East, 139.88 feet to a point; thence South 51(degree) 37' East, 200.00 feet to a point; thence South 70(degree) 47' 33" East, 127.86 feet to a point; thence South 82(degree) 24' 40" East, 195.33 feet to a point; thence South 84(degree) 27' 50" East, 190.05 feet to a point; thence South 4(degree) 16' West; 559.86 feet to the true point of beginning.

                                   EXHIBIT D1

                                  BILL OF SALE
                                   (Highcrest)


      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Transferor"), hereby transfers, conveys and assigns to CCIP/2 Highcrest, L.L.C., a Delaware limited liability company, ("Transferee"), its successors and assigns forever, without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), any and all machinery, equipment, fixtures and any and all other personal property of every kind and description owned by Transferor and located on or used in connection with the real property described below, including but not limited to the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property"):

                  SEE LEGAL DESCRIPTION ATTACHED HERETO AND
                  MADE A PART HEREOF AS EXHIBIT "A"

      Capitalized terms used in this Bill of Sale or any exhibit annexed hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith between Transferor as Obligor, and Consolidated Capital Institutional Properties/2, a California limited partnership, as Purchaser.

      Transferor represents and warrants to Transferee that Transferor has full power, authority and right to execute and deliver this Bill of Sale.

      This Bill of Sale is an absolute transfer of Transferor's title to the Transferred Property in effect as well as in form and is not intended as a security instrument of any kind.

      This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

      Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

      Transferor acknowledges that it is expressly intended and agreed that the liens and security interests granted under the Trust Deeds (as defined in the Conveyance Agreement) shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

                           [SIGNATURE ON NEXT PAGE]

            Dated:  May ___, 2002

                                         Consolidated Capital Equity
                                         Partners/Two, L.P., a California
                                         limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner


                                               By:
                                                   Harry Alcock
                                                   Its: Executive Vice President

                          Exhibit "A" to EXHIBIT D1

                        Legal Description of the Projects



Highcrest Legal Description

All that certain real property located in DuPage County, Illinois described as follows:

Lot 427 and the Westerly 20 feet of Lots 419,  420,  421, 422, 423, 424, 425 and
426, in Forestedge Unit 2, being a subdivision in the North Half of Section 35, Township 38 North, Range 10, East of the Third Principal Meridian, according to the plat thereof recorded November 19, 1968 as document R68-53827, and certificate of correction recorded January 6, 1969 as document R69-348, in DuPage County, Illinois.

                                   EXHIBIT D2

                                  BILL OF SALE
                                   (Windemere)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Transferor"), hereby transfers, conveys and assigns to CCIP/2 Windemere, L.P., a Delaware limited partnership, ("Transferee"), its successors and assigns forever, without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), any and all machinery, equipment, fixtures and any and all other personal property of every kind and description owned by Transferor and located on or used in connection with the real property described below, including but not limited to the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property"):

                  SEE LEGAL DESCRIPTION ATTACHED HERETO AND
                  MADE A PART HEREOF AS EXHIBIT "A"

      Capitalized terms used in this Bill of Sale or any exhibit annexed hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith between Transferor as Obligor, and Consolidated Capital Institutional Properties/2, a California limited partnership, as Purchaser.

      Transferor represents and warrants to Transferee that Transferor has full power, authority and right to execute and deliver this Bill of Sale.

      This Bill of Sale is an absolute transfer of Transferor's title to the Transferred Property in effect as well as in form and is not intended as a security instrument of any kind.

      This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

      Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

      Transferor acknowledges that it is expressly intended and agreed that the liens and security interests granted under the Trust Deeds (as defined in the Conveyance Agreement) shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

                           [SIGNATURE ON NEXT PAGE]

                  Dated: May __, 2002

                                         Consolidated Capital Equity
                                         Partners/Two, L.P., a California
                                         limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                   Harry Alcock
                                                   Its: Executive Vice President

                          Exhibit "A" to EXHIBIT D2

                           Windemere Legal Description

All that certain real property located in Harris County, Texas, and described as follows:

A tract of land containing 8.600 acres being all of Hickory Hill Apartments, as recorded in Volume 295, Page 58 of the Harris County Map Records, in the Henry Woodruff Survey, A-844, Houston, Harris County, Texas.

                                   EXHIBIT D3

                                  BILL OF SALE
                                    (Canyon)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Transferor"), hereby transfers, conveys and assigns to CCIP/2 Canyon Crest, L.L.C., a Delaware limited liability company, ("Transferee"), its successors and assigns forever, without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), any and all machinery, equipment, fixtures and any and all other personal property of every kind and description owned by Transferor and located on or used in connection with the real property described below, including but not limited to the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property"):

                  SEE LEGAL DESCRIPTION ATTACHED HERETO AND
                  MADE A PART HEREOF AS EXHIBIT "A"

      Capitalized terms used in this Bill of Sale or any exhibit annexed hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith between Transferor as Obligor, and Consolidated Capital Institutional Properties/2, a California limited partnership, as Purchaser.

      Transferor represents and warrants to Transferee that Transferor has full power, authority and right to execute and deliver this Bill of Sale.

      This Bill of Sale is an absolute transfer of Transferor's title to the Transferred Property in effect as well as in form and is not intended as a security instrument of any kind.

      This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

      Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

      Transferor acknowledges that it is expressly intended and agreed that the liens and security interests granted under the Trust Deeds (as defined in the Conveyance Agreement) shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

                           [SIGNATURE ON NEXT PAGE]

            Dated:  May ___, 2002

                                         Consolidated Capital Equity
                                         Partners/Two, L.P., a California
                                         limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                   Harry Alcock
                                                   Its: Executive Vice President

                          Exhibit "A" to EXHIBIT D2

                            Canyon Legal Description

ALL THAT CERTAIN REAL PROPERTY LOCATED IN ARAPAHOE COUNTY, COLORADO, DESCRIBED AS FOLLOWS:

LOTS 1 TO 14,  INCLUSIVE,  BLOCK 13 AND LOT 24,  BLOCK  15,  KASSLER  ADDITIONS,
SECOND FILING, A RESUBDIVISION OF BLOCKS 1 TO 4, AND 10 TO 13, KASSLER ADDITIONS, TOGETHER WITH THAT PART OF VACATED WEST ALAMO AVENUE AS DESCRIBED IN ORDINANCE NO. 11, SERIES OF 1971 AS RECORDED IN BOOK 1931 AT PAGE 295 OF THE ARAPAHOE COUNTY RECORDS, STATE OF COLORADO.

FORMERLY DESCRIBED AS:

THE CANYON CREST CONDOMINIUMS, IN ACCORDANCE WITH AND SUBJECT TO THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF THE CANYON CREST CONDOMINIUMS RECORDED MARCH 20, 1979, IN BOOK 2955 AT PAGES 713-752, AND CORRECTED DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 698 AND AMENDMENT TO DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 742 AND MAP RECORDED MARCH 20, 1979, IN BOOK 38 AT PAGES 10 AND 11, AND AMENDED MAP RECORDED NOVEMBER 30, 1983, IN BOOK 70 AT PAGES 57 AND 58, COUNTY OF ARAPAHOE, STATE OF COLORADO.

                                   EXHIBIT D4

                                  BILL OF SALE
                                    (Village)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Transferor"), hereby transfers, conveys and assigns to CCIP/2 Village Brooke, L.L.C., a Delaware limited liability company, ("Transferee"), its successors and assigns forever, without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), any and all machinery, equipment, fixtures and any and all other personal property of every kind and description owned by Transferor and located on or used in connection with the real property described below, including but not limited to the personal property listed on any schedule which may be attached hereto (collectively, the "Transferred Property"):

                  SEE LEGAL DESCRIPTION ATTACHED HERETO AND
                  MADE A PART HEREOF AS EXHIBIT "A"

      Capitalized terms used in this Bill of Sale or any exhibit annexed hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith between Transferor as Obligor, and Consolidated Capital Institutional Properties/2, a California limited partnership, as Purchaser.

      Transferor represents and warrants to Transferee that Transferor has full power, authority and right to execute and deliver this Bill of Sale.

      This Bill of Sale is an absolute transfer of Transferor's title to the Transferred Property in effect as well as in form and is not intended as a security instrument of any kind.

      This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property have been transferred to Transferee.

      Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

      Transferor acknowledges that it is expressly intended and agreed that the liens and security interests granted under the Trust Deeds (as defined in the Conveyance Agreement) shall remain, individually and/or collectively, in full force and effect and such liens and security interests thereunder shall not merge with the interest acquired hereunder, but shall remain separate and distinct and continuing liens and security interests as therein provided.

                           [SIGNATURE ON NEXT PAGE]

                  Dated: May ___, 2002

                                         Consolidated Capital Equity
                                         Partners/Two, L.P., a California
                                         limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                   Harry Alcock
                                                   Its: Executive Vice President

                          Exhibit "A" to EXHIBIT D4

                            Village Legal Description

All that certain real property located in Hamilton County, Ohio and described as follows:

Situate in Section 36, Town 5, Entire Range 1, Symmes Township, Hamilton County, State of Ohio and being more particularly described as follows:

BEGINNING at a point in the Northwest corner of land registered as Certificate No. 380; thence from said place of beginning, South 86(degree) 30' East, 134.00 feet to a point; thence North 4(degree) 16' East, 310.00 feet to a point and the real place of beginning for this description: thence from said real place of beginning, North 46(degree) 25' 43" West, 180.93 feet to a point; thence North 73(degree) 09' West, 655.00 feet to a point; thence South 68(degree) 54' West,
212.75 feet to a point; thence North 46(degree) 56' West, 120.00 feet to a point; thence North 75(degree) 16' 04" West, 80.06 feet to a point; thence South 85(degree) 35' 54" West, 207.31 feet to a point; thence South 4(degree)09' West,
412.45 feet to a point; thence North 74(degree) 56' West, 75.55 feet to a point said point being the Northeast corner of Lot 1, Rowbell Sub., Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County, Ohio Records; thence South 15(degree) 04' West along the East line of said Lot 1, Rowbell Sub., Block A, as recorded on Plat Book 84 Pages 77-78, 257.83 feet to a point in the North line of Kemper Road and the Southeast corner of Lot No. 1, Rowbell Subdivision, Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County Recorder's Office; thence North 56(degree) 28' West with the North line of said Kemper Road
375.27 feet to a point; thence North 4(degree) 09' East, 698.87 feet to a point in the center line of Montgomery Road; thence with said center line of Montgomery Road, along an arc deflecting to the right, the radius of said arc being 3819.72 feet, a distance of 314.78 feet to a point, the chord of said arc bears North 40(degree) 36' 21" East, 314.69 feet; thence continuing with said center line of said Montgomery Road, North 42(degree) 58' East, 949.39 feet to a point; thence South 47(degree) 02' East, 70.28 feet to a point; thence along an arc deflecting to the right, the radius of said arc being 179.86 feet, a distance of 109.58 feet, the chord of said arc bears South 31(degree) 34' 11" East, 107.89 feet; thence South 14(degree) 07' East, 76.09 feet to a point; thence North 75(degree) 53' East, 10.00 feet to a point; thence along an arc deflecting to the left, the radius of said arc being 270.55 feet, a distance of
84.94 feet, the chord of said arc bears South 23(degree) 06' 40" East, a distance of 84.59 feet, thence South 57(degree) 53' 42" West, 150.57 feet to a point; thence South 35(degree) 05' East, 318.00 feet to a point; thence South 27(degree) 43' 50" East, 139.88 feet to a point; thence South 51(degree) 37' East, 200.00 feet to a point; thence South 70(degree) 47' 33" East, 127.86 feet to a point; thence South 82(degree) 24' 40" East, 195.33 feet to a point; thence South 84(degree) 27' 50" East, 190.05 feet to a point; thence South 4(degree) 16' West; 559.86 feet to the true point of beginning.

                                   EXHIBIT E1

                                   ASSIGNMENT
                                   (Highcrest)

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP/2 Highcrest, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the property described in Exhibit "A" attached hereto (the "Assigned Property") to the extent it relates to any and all of the real property (the "Project") described in Exhibit "B" attached hereto.

Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Assigned Property accruing or arising from and after the Closing Date.

Capitalized terms used in this Assignment or the exhibits attached hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional/2, a California limited partnership ("CCIP/2"), as Purchaser.

Assignor represents and warrants to Assignee that Assignor has full power, authority and right to execute and deliver this Assignment.

This Assignment is an absolute assignment of Assignor's title to the Assigned Property in effect as well as in form and is not intended as a security instrument of any kind.

Assignee does not assume, and nothing in this Assignment shall be construed as an assumption of, any liabilities or obligations of Assignor under the Assigned Property arising or accruing prior to the date of Recordation, unless expressly assumed in writing by Assignee.

This Assignment may be relied upon as conclusive proof that each and all of the Assigned Property have been transferred to Assignee.

Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent thereof.

Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Highcrest Trust Deed (as defined in the Conveyance Agreement) shall remain in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Assignment has been executed as of May ___, 2002.


               "Assignee"                              "Assignor"

CCIP/2 Highcrest, L.L.C.,                Consolidated Capital Equity
a Delaware limited liability company     Partners/Two, L.P., a California
                                         limited partnership
By:  Consolidated Capital Institutional
    Properties/2, a California limited   By:   ConCap Holdings, Inc., a Texas
    partnership, its sole member               corporation, its general partner

    By:  ConCap Equities, Inc., a
        Delaware corporation, its
        general partner                        By:
                                                   Harry Alcock
                                                   Its:  Executive Vice
                                                   President
        By:
            Patrick J. Foye
            Its:  Executive Vice
        President

                          Exhibit "A" to EXHIBIT E1

                                Assigned Property



      The Assigned Property includes each and all of the property described below to the extent they relate to the Project described in the foregoing
Assignment:

            (a) All contracts, agreements, leases, lease files and personal property leases to which Assignor is a party pertaining to the Project, the Improvements thereon or the Personal Property, but excluding any contracts or agreements disapproved by Assignee pursuant to the Conveyance Agreement, together with all deposits or prepayments presently held by Assignor, or Assignor's agents or under Assignor's reasonable control, on Assignor's behalf including, without limitation, any utility deposits.

            (b) Any applications, filings and amendments made by Assignor with respect to the Project, the Improvements thereon or the Personal Property.

            (c) All claims and causes of action of Assignor against anyone (including any architects or engineers), now existing or hereafter arising with respect to the Project, the Improvements thereon or the Personal Property.

            (d) All warranties and guaranties, if any, relating to the Project, the Improvements, equipment (together with operating manuals and instructions pertaining thereto) and fixtures located thereon, or any of the Personal Property, to the extent any such warranties and guaranties are assignable and are in effect and inure to the benefit of Assignor, its successors and assigns.

            (e) All claims for losses under all insurance policies owned by Assignor relating to the Project, the Improvements thereon or any of the Personal Property, and Assignor agrees to cooperate and give such notices to the insurers as may be required to effect such assignment and prosecute such claims.

            (f) All permits and approvals,  including,  without limitation,  any buildings, grading or other permits and approvals, conditional use permits, variances, and all other permits, approvals, authorizations, rights and entitlements issued or granted with respect to the Project by any governmental authority in connection with the Project, certificates of occupancy, licenses, plans (including as-built), maps, reports, specifications, surveys, drawings, insurance policies and similar items relating to the Project, the Improvements thereon or the Personal Property.

            (g) Except to the extent assigned pursuant to the Assignment of Leases, all presently held rents, income, security deposits, operating accounts, prepayments, deposits and credits relating to the Project, the Improvements thereon or the Personal Property, as set forth in the Conveyance Agreement.

            (h) All proceeds or rights to proceeds in any threatened or pending condemnation or proceedings in lieu thereof relating to the Project, any Improvements thereon or the Personal Property.

            (i)   All keys to the Project.

            (j) All logos, designs, trade names, trademarks, service marks, copyrights, and other intellectual property owned and used by Assignor in connection with the ownership or operation of the Project and all goodwill associated with the ownership or operation of the Project, if any.

            (k) All rights as Declarant under any recorded covenants, conditions and restrictions.

                          Exhibit "B" to EXHIBIT E1

                           Highcrest Legal Description

All that certain real property located in DuPage County, Illinois described as follows:

Lot 427 and the Westerly 20 feet of Lots 419,  420,  421, 422, 423, 424, 425 and
426, in Forestedge Unit 2, being a subdivision in the North Half of Section 35, Township 38 North, Range 10, East of the Third Principal Meridian, according to the plat thereof recorded November 19, 1968 as document R68-53827, and certificate of correction recorded January 6, 1969 as document R69-348, in DuPage County, Illinois.

                                   EXHIBIT E2

                                   ASSIGNMENT
                                   (Windemere)

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP/2 Windemere, L.P., a Delaware limited partnership ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the property described in Exhibit "A" attached hereto (the "Assigned Property") to the extent it relates to any and all of the real property (the "Project") described in Exhibit "B" attached hereto.

Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Assigned Property accruing or arising from and after the Closing Date.

Capitalized terms used in this Assignment or the exhibits attached hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional/2, a California limited partnership ("CCIP/2"), as Purchaser.

Assignor represents and warrants to Assignee that Assignor has full power, authority and right to execute and deliver this Assignment.

This Assignment is an absolute assignment of Assignor's title to the Assigned Property in effect as well as in form and is not intended as a security instrument of any kind.

Assignee does not assume, and nothing in this Assignment shall be construed as an assumption of, any liabilities or obligations of Assignor under the Assigned Property arising or accruing prior to the date of Recordation, unless expressly assumed in writing by Assignee.

This Assignment may be relied upon as conclusive proof that each and all of the Assigned Property have been transferred to Assignee.

Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent thereof.

Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Windemere Trust Deed (as defined in the Conveyance Agreement) shall remain in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment has been executed as of May ___, 2002.


               "Assignee"                               "Assignor"

CCIP/2 Windemere, L.P.,                   Consolidated Capital Equity
a Delaware limited partnership            Partners/Two, L.P., a California
                                          limited partnership
By:  CCIP/2 Windemere, L.L.C.,
     a Delaware limited liability         By:   ConCap Holdings, Inc., a Texas
     company, its general partner               corporation, its general partner

     By:  Consolidated Capital
         Institutional Properties/2, a
         California limited partnership,        By:
         its sole member                            Harry Alcock
                                                    Its: Executive Vice
         By:  ConCap Equities, Inc., a              President
            Delaware corporation, its
            general partner



            By:
               Patrick J. Foye
               Its: Executive Vice
               President

                          Exhibit "A" to EXHIBIT E2

                                Assigned Property



      The Assigned Property includes each and all of the property described below to the extent they relate to the Project described in the foregoing
Assignment:

            (a) All contracts, agreements, leases, lease files and personal property leases to which Assignor is a party pertaining to the Project, the Improvements thereon or the Personal Property, but excluding any contracts or agreements disapproved by Assignee pursuant to the Conveyance Agreement, together with all deposits or prepayments presently held by Assignor, or Assignor's agents or under Assignor's reasonable control, on Assignor's behalf including, without limitation, any utility deposits.

            (b) Any applications, filings and amendments made by Assignor with respect to the Project, the Improvements thereon or the Personal Property.

            (c) All claims and causes of action of Assignor against anyone (including any architects or engineers), now existing or hereafter arising with respect to the Project, the Improvements thereon or the Personal Property.

            (d) All warranties and guaranties, if any, relating to the Project, the Improvements, equipment (together with operating manuals and instructions pertaining thereto) and fixtures located thereon, or any of the Personal Property, to the extent any such warranties and guaranties are assignable and are in effect and inure to the benefit of Assignor, its successors and assigns.

            (e) All claims for losses under all insurance policies owned by Assignor relating to the Project, the Improvements thereon or any of the Personal Property, and Assignor agrees to cooperate and give such notices to the insurers as may be required to effect such assignment and prosecute such claims.

            (f) All permits and approvals,  including,  without limitation,  any buildings, grading or other permits and approvals, conditional use permits, variances, and all other permits, approvals, authorizations, rights and entitlements issued or granted with respect to the Project by any governmental authority in connection with the Project, certificates of occupancy, licenses, plans (including as-built), maps, reports, specifications, surveys, drawings, insurance policies and similar items relating to the Project, the Improvements thereon or the Personal Property.

            (g) Except to the extent assigned pursuant to the Assignment of Leases, all presently held rents, income, security deposits, operating accounts, prepayments, deposits and credits relating to the Project, the Improvements thereon or the Personal Property, as set forth in the Conveyance Agreement.

            (h) All proceeds or rights to proceeds in any threatened or pending condemnation or proceedings in lieu thereof relating to the Project, any Improvements thereon or the Personal Property.

            (i)   All keys to the Project.

            (j) All logos, designs, trade names, trademarks, service marks, copyrights, and other intellectual property owned and used by Assignor in connection with the ownership or operation of the Project and all goodwill associated with the ownership or operation of the Project, if any.

            (k) All rights as Declarant under any recorded covenants, conditions and restrictions.

                          Exhibit "B" to EXHIBIT E2

                           Windemere Legal Description

All that certain real property located in Harris County, Texas, and described as follows:

A tract of land containing 8.600 acres being all of Hickory Hill Apartments, as recorded in Volume 295, Page 58 of the Harris County Map Records, in the Henry Woodruff Survey, A-844, Houston, Harris County, Texas.

                                   EXHIBIT E3

                                   ASSIGNMENT
                                    (Canyon)

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP/2 Canyon Crest, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the property described in Exhibit "A" attached hereto (the "Assigned Property") to the extent it relates to any and all of the real property (the "Project") described in Exhibit "B" attached hereto.

Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Assigned Property accruing or arising from and after the Closing Date.

Capitalized terms used in this Assignment or the exhibits attached hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional/2, a California limited partnership ("CCIP/2"), as Purchaser.

Assignor represents and warrants to Assignee that Assignor has full power, authority and right to execute and deliver this Assignment.

This Assignment is an absolute assignment of Assignor's title to the Assigned Property in effect as well as in form and is not intended as a security instrument of any kind.

Assignee does not assume, and nothing in this Assignment shall be construed as an assumption of, any liabilities or obligations of Assignor under the Assigned Property arising or accruing prior to the date of Recordation, unless expressly assumed in writing by Assignee.

This Assignment may be relied upon as conclusive proof that each and all of the Assigned Property have been transferred to Assignee.

Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent thereof.

Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Canyon Trust Deed (as defined in the Conveyance Agreement) shall remain in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment has been executed as of May ___, 2002.


               "Assignee"                              "Assignor"

CCIP/2 Canyon Crest, L.L.C., a Delaware  Consolidated Capital Equity
    limited liability company            Partners/Two, L.P., a California
                                         limited partnership
By:  Consolidated Capital Institutional
    Properties/2, a California limited   By:   ConCap Holdings, Inc., a Texas
    partnership, its sole member               corporation, its general partner

    By:  ConCap Equities, Inc., a
        Delaware corporation, its
        general partner                        By:
                                                   Harry Alcock
                                                   Its: Executive Vice President

        By:
           Patrick J. Foye
           Its: Executive Vice President

                          Exhibit "A" to EXHIBIT E3

                                Assigned Property



      The Assigned Property includes each and all of the property described below to the extent they relate to the Project described in the foregoing
Assignment:

            (a) All contracts, agreements, leases, lease files and personal property leases to which Assignor is a party pertaining to the Project, the Improvements thereon or the Personal Property, but excluding any contracts or agreements disapproved by Assignee pursuant to the Conveyance Agreement, together with all deposits or prepayments presently held by Assignor, or Assignor's agents or under Assignor's reasonable control, on Assignor's behalf including, without limitation, any utility deposits.

            (b) Any applications, filings and amendments made by Assignor with respect to the Project, the Improvements thereon or the Personal Property.

            (c) All claims and causes of action of Assignor against anyone (including any architects or engineers), now existing or hereafter arising with respect to the Project, the Improvements thereon or the Personal Property.

            (d) All warranties and guaranties, if any, relating to the Project, the Improvements, equipment (together with operating manuals and instructions pertaining thereto) and fixtures located thereon, or any of the Personal Property, to the extent any such warranties and guaranties are assignable and are in effect and inure to the benefit of Assignor, its successors and assigns.

            (e) All claims for losses under all insurance policies owned by Assignor relating to the Project, the Improvements thereon or any of the Personal Property, and Assignor agrees to cooperate and give such notices to the insurers as may be required to effect such assignment and prosecute such claims.

            (f) All permits and approvals,  including,  without limitation,  any buildings, grading or other permits and approvals, conditional use permits, variances, and all other permits, approvals, authorizations, rights and entitlements issued or granted with respect to the Project by any governmental authority in connection with the Project, certificates of occupancy, licenses, plans (including as-built), maps, reports, specifications, surveys, drawings, insurance policies and similar items relating to the Project, the Improvements thereon or the Personal Property.

            (g) Except to the extent assigned pursuant to the Assignment of Leases, all presently held rents, income, security deposits, operating accounts, prepayments, deposits and credits relating to the Project, the Improvements thereon or the Personal Property, as set forth in the Conveyance Agreement.

            (h) All proceeds or rights to proceeds in any threatened or pending condemnation or proceedings in lieu thereof relating to the Project, any Improvements thereon or the Personal Property.

            (i)   All keys to the Project.

            (j) All logos, designs, trade names, trademarks, service marks, copyrights, and other intellectual property owned and used by Assignor in connection with the ownership or operation of the Project and all goodwill associated with the ownership or operation of the Project, if any.

            (k) All rights as Declarant under any recorded covenants, conditions and restrictions.

                          Exhibit "B" to EXHIBIT E3

                            Canyon Legal Description

ALL THAT CERTAIN REAL PROPERTY LOCATED IN ARAPAHOE COUNTY, COLORADO, DESCRIBED AS FOLLOWS:

LOTS 1 TO 14,  INCLUSIVE,  BLOCK 13 AND LOT 24,  BLOCK  15,  KASSLER  ADDITIONS,
SECOND FILING, A RESUBDIVISION OF BLOCKS 1 TO 4, AND 10 TO 13, KASSLER ADDITIONS, TOGETHER WITH THAT PART OF VACATED WEST ALAMO AVENUE AS DESCRIBED IN ORDINANCE NO. 11, SERIES OF 1971 AS RECORDED IN BOOK 1931 AT PAGE 295 OF THE ARAPAHOE COUNTY RECORDS, STATE OF COLORADO.

FORMERLY DESCRIBED AS:

            THE CANYON CREST CONDOMINIUMS, IN ACCORDANCE WITH AND SUBJECT TO THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF THE CANYON CREST CONDOMINIUMS RECORDED MARCH 20, 1979, IN BOOK 2955 AT PAGES 713-752, AND CORRECTED DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 698 AND AMENDMENT TO DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 742 AND MAP RECORDED MARCH 20, 1979, IN BOOK 38 AT PAGES 10 AND 11, AND AMENDED MAP RECORDED NOVEMBER 30, 1983, IN BOOK 70 AT PAGES 57 AND 58, COUNTY OF ARAPAHOE, STATE OF COLORADO.

                                   EXHIBIT E4

                                   ASSIGNMENT
                                    (Village)

FOR  VALUABLE  CONSIDERATION,  the receipt and  sufficiency  of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP/2 Village Brooke, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the property described in Exhibit "A" attached hereto (the "Assigned Property") to the extent it relates to any and all of the real property (the "Project") described in Exhibit "B" attached hereto.

Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Assigned Property accruing or arising from and after the Closing Date.

Capitalized terms used in this Assignment or the exhibits attached hereto shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional/2, a California limited partnership ("CCIP/2"), as Purchaser.

Assignor represents and warrants to Assignee that Assignor has full power, authority and right to execute and deliver this Assignment.

This Assignment is an absolute assignment of Assignor's title to the Assigned Property in effect as well as in form and is not intended as a security instrument of any kind.

Assignee does not assume, and nothing in this Assignment shall be construed as an assumption of, any liabilities or obligations of Assignor under the Assigned Property arising or accruing prior to the date of Recordation, unless expressly assumed in writing by Assignee.

This Assignment may be relied upon as conclusive proof that each and all of the Assigned Property have been transferred to Assignee.

Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment or to carry out the intent thereof.

Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Village Trust Deed (as defined in the Conveyance Agreement) shall remain in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

This Assignment shall be binding on Assignor, Assignee and their respective legal representatives, successors and assigns.

In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Assignment has been executed as of May ___, 2002.


               "Assignee"                              "Assignor"

CCIP/2 Village Brooke, L.L.C., a         Consolidated Capital Equity
Delaware limited liability company       Partners/Two, L.P., a California
                                         limited partnership
By:  Consolidated Capital Institutional
    Properties/2, a California limited   By:   ConCap Holdings, Inc., a Texas
    partnership, its sole member               corporation, its general partner

    By:  ConCap Equities, Inc., a
        Delaware corporation, its
        general partner                        By:
                                                   Harry Alcock
                                                   Its: Executive Vice President

        By:
           Patrick J. Foye
           Its: Executive Vice President

                          Exhibit "A" to EXHIBIT E4

                                Assigned Property



      The Assigned Property includes each and all of the property described below to the extent they relate to the Project described in the foregoing
Assignment:

            (a) All contracts, agreements, leases, lease files and personal property leases to which Assignor is a party pertaining to the Project, the Improvements thereon or the Personal Property, but excluding any contracts or agreements disapproved by Assignee pursuant to the Conveyance Agreement, together with all deposits or prepayments presently held by Assignor, or Assignor's agents or under Assignor's reasonable control, on Assignor's behalf including, without limitation, any utility deposits.

            (b) Any applications, filings and amendments made by Assignor with respect to the Project, the Improvements thereon or the Personal Property.

            (c) All claims and causes of action of Assignor against anyone (including any architects or engineers), now existing or hereafter arising with respect to the Project, the Improvements thereon or the Personal Property.

            (d) All warranties and guaranties, if any, relating to the Project, the Improvements, equipment (together with operating manuals and instructions pertaining thereto) and fixtures located thereon, or any of the Personal Property, to the extent any such warranties and guaranties are assignable and are in effect and inure to the benefit of Assignor, its successors and assigns.

            (e) All claims for losses under all insurance policies owned by Assignor relating to the Project, the Improvements thereon or any of the Personal Property, and Assignor agrees to cooperate and give such notices to the insurers as may be required to effect such assignment and prosecute such claims.

            (f) All permits and approvals,  including,  without limitation,  any buildings, grading or other permits and approvals, conditional use permits, variances, and all other permits, approvals, authorizations, rights and entitlements issued or granted with respect to the Project by any governmental authority in connection with the Project, certificates of occupancy, licenses, plans (including as-built), maps, reports, specifications, surveys, drawings, insurance policies and similar items relating to the Project, the Improvements thereon or the Personal Property.

            (g) Except to the extent assigned pursuant to the Assignment of Leases, all presently held rents, income, security deposits, operating accounts, prepayments, deposits and credits relating to the Project, the Improvements thereon or the Personal Property, as set forth in the Conveyance Agreement.

            (h) All proceeds or rights to proceeds in any threatened or pending condemnation or proceedings in lieu thereof relating to the Project, any Improvements thereon or the Personal Property.

            (i)   All keys to the Project.

            (j) All logos, designs, trade names, trademarks, service marks, copyrights, and other intellectual property owned and used by Assignor in connection with the ownership or operation of the Project and all goodwill associated with the ownership or operation of the Project, if any.

            (k) All rights as Declarant under any recorded covenants, conditions and restrictions.

                          Exhibit "B" to EXHIBIT E4

                            Village Legal Description

All that certain real property located in Hamilton County, Ohio and described as follows:

Situate in Section 36, Town 5, Entire Range 1, Symmes Township, Hamilton County, State of Ohio and being more particularly described as follows:

BEGINNING at a point in the Northwest corner of land registered as Certificate No. 380; thence from said place of beginning, South 86(degree) 30' East, 134.00 feet to a point; thence North 4(degree) 16' East, 310.00 feet to a point and the real place of beginning for this description: thence from said real place of beginning, North 46(degree) 25' 43" West, 180.93 feet to a point; thence North 73(degree) 09' West, 655.00 feet to a point; thence South 68(degree) 54' West,
212.75 feet to a point; thence North 46(degree) 56' West, 120.00 feet to a point; thence North 75(degree) 16' 04" West, 80.06 feet to a point; thence South 85(degree) 35' 54" West, 207.31 feet to a point; thence South 4(degree)09' West,
412.45 feet to a point; thence North 74(degree) 56' West, 75.55 feet to a point said point being the Northeast corner of Lot 1, Rowbell Sub., Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County, Ohio Records; thence South 15(degree) 04' West along the East line of said Lot 1, Rowbell Sub., Block A, as recorded on Plat Book 84 Pages 77-78, 257.83 feet to a point in the North line of Kemper Road and the Southeast corner of Lot No. 1, Rowbell Subdivision, Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County Recorder's Office; thence North 56(degree) 28' West with the North line of said Kemper Road
375.27 feet to a point; thence North 4(degree) 09' East, 698.87 feet to a point in the center line of Montgomery Road; thence with said center line of Montgomery Road, along an arc deflecting to the right, the radius of said arc being 3819.72 feet, a distance of 314.78 feet to a point, the chord of said arc bears North 40(degree) 36' 21" East, 314.69 feet; thence continuing with said center line of said Montgomery Road, North 42(degree) 58' East, 949.39 feet to a point; thence South 47(degree) 02' East, 70.28 feet to a point; thence along an arc deflecting to the right, the radius of said arc being 179.86 feet, a distance of 109.58 feet, the chord of said arc bears South 31(degree) 34' 11" East, 107.89 feet; thence South 14(degree) 07' East, 76.09 feet to a point; thence North 75(degree) 53' East, 10.00 feet to a point; thence along an arc deflecting to the left, the radius of said arc being 270.55 feet, a distance of
84.94 feet, the chord of said arc bears South 23(degree) 06' 40" East, a distance of 84.59 feet, thence South 57(degree) 53' 42" West, 150.57 feet to a point; thence South 35(degree) 05' East, 318.00 feet to a point; thence South 27(degree) 43' 50" East, 139.88 feet to a point; thence South 51(degree) 37' East, 200.00 feet to a point; thence South 70(degree) 47' 33" East, 127.86 feet to a point; thence South 82(degree) 24' 40" East, 195.33 feet to a point; thence South 84(degree) 27' 50" East, 190.05 feet to a point; thence South 4(degree) 16' West; 559.86 feet to the true point of beginning.

                                   EXHIBIT F1


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
c/o AIMCO
2000 So. Colorado Boulevard
Tower Two, Suite 2-1000
Denver, Colorado  80222
Attention:  Patti K. Fielding


         ----------SPACE ABOVE THIS LINE FOR RECORDER'S USE----------

                              ASSIGNMENT OF LEASES
                                   (Highcrest)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Consolidated Capital Equity Partners/Two, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP/2 Highcrest, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the leases and similar agreements concerning use of space within the improvements located on the property situated in the County of DuPage, State of Illinois and more particularly described in Exhibit "A" attached hereto (referred to as the "Highcrest Project"), and all modifications, extensions and guarantees thereof (collectively, the "Leases") and Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising from and after the Closing Date.

      Assignor has conveyed the Highcrest Project to Assignee by deed of even date herewith.

      Capitalized terms used in this Assignment of Leases shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional Properties/2, a California limited partnership, as Purchaser.

      This Assignment of Leases is an absolute assignment of Assignor's right and title in and to the Leases, in effect as well as in form and is not intended as a security instrument of any kind.

      Assignee does not assume, and nothing in this Assignment of Leases shall be construed as an assumption of, any liabilities or obligations of Assignor under the Leases arising or accruing prior to the Closing Date.

      This Assignment of Leases may be relied upon as conclusive proof that each and all of the Leases have been transferred to Assignee.

      Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment of Leases or to carry out the intent hereof.

      Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Highcrest Trust Deed (as defined in the Conveyance Agreement), shall remain in full force and effect and such lien and security interest shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Mortgage, Assignment of Rents and Security Agreement dated December 14, 1984 and recorded on December 17, 1984 as Instrument No. R84-100625, as modified by that certain Correction and Plan Modification to Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 20, 1990 as Instrument No. R90-158013 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      This Assignment of Leases shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

      In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment of Leases, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

      This Assignment of Leases may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Assignment of Leases has been executed as of May ___, 2002.




               "Assignee"                              "Assignor"

CCIP/2 Highcrest, L.L.C.,                Consolidated Capital Equity
a Delaware limited liability company     Partners/Two, L.P., a California
                                         limited partnership
By:  Consolidated Capital Institutional
     Properties/2, a California limited  By:   ConCap Holdings, Inc., a Texas
     partnership, its sole member              corporation, its general partner

     By:  ConCap Equities, Inc., a
         Delaware corporation, its
         general partner                       By:
                                                   Harry Alcock
                                                   Its: Executive Vice President

         By:
            Patrick J. Foye
            Its: Executive Vice
            President

State of __________     )
                  )ss.
County of ________      )

I, the undersigned, a Notary Public for and for in said County, in the State aforesaid, DO HEREBY CERTIFY that ________________________________, personally known to me to be the _________________ of ______________________, a
_______________________, appeared before me this day in person, and acknowledged that he/she signed, sealed and delivered the said instrument as his/her free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.

Given under my hand and official seal, this ____ day of __________, 2002.

My Commission expires:
                                          Notary Public





State of __________     )
                  )ss.
County of ________      )

I, the undersigned, a Notary Public for and for in said County, in the State aforesaid, DO HEREBY CERTIFY that ________________________________, personally known to me to be the _________________ of ______________________, a
_______________________, appeared before me this day in person, and acknowledged that he/she signed, sealed and delivered the said instrument as his/her free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.

Given under my hand and official seal, this ____ day of __________, 2002.

My Commission expires:
                                          Notary Public

                          Exhibit "A" to EXHIBIT F1

                           Highcrest Legal Description

Highcrest Legal Description

All that certain real property located in DuPage County, Illinois described as follows:

Lot 427 and the Westerly 20 feet of Lots 419,  420,  421, 422, 423, 424, 425 and
426, in Forestedge Unit 2, being a subdivision in the North Half of Section 35, Township 38 North, Range 10, East of the Third Principal Meridian, according to the plat thereof recorded November 19, 1968 as document R68-53827, and certificate of correction recorded January 6, 1969 as document R69-348, in DuPage County, Illinois.

                                   EXHIBIT F2


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
c/o AIMCO
2000 So. Colorado Boulevard
Tower Two, Suite 2-1000
Denver, Colorado  80222
Attention:  Patti K. Fielding


         ----------SPACE ABOVE THIS LINE FOR RECORDER'S USE----------

                              ASSIGNMENT OF LEASES
                                   (Windemere)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP/2 Windemere, L.P., a Delaware limited partnership ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the leases and similar agreements concerning use of space within the improvements located on the properties situated in the County of Harris, State of Texas and more particularly described in Exhibit "A" attached hereto (referred to as the "Windemere Project"), and all modifications, extensions and guarantees thereof (collectively, the "Leases") and Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising from and after the Closing Date.

      Assignor has conveyed the Windemere Project to Assignee by deed of even date herewith.

      Capitalized terms used in this Assignment of Leases shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional Properties/2, a California limited partnership, as Purchaser.

      This Assignment of Leases is an absolute assignment of Assignor's right and title in and to the Leases, in effect as well as in form and is not intended as a security instrument of any kind.

      Assignee does not assume, and nothing in this Assignment of Leases shall be construed as an assumption of, any liabilities or obligations of Assignor under the Leases arising or accruing prior to the Closing Date.

      This Assignment of Leases may be relied upon as conclusive proof that each and all of the Leases have been transferred to Assignee.

      Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment of Leases or to carry out the intent hereof.

      Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Windemere Trust Deed (as defined in the Conveyance Agreement), shall remain in full force and effect and such lien and security interest shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Deed of Trust, Assignment of Rents and Security Agreement dated April 2, 1985, recorded on April 4, 1985, as Instrument No. J-964899, as modified by (a) that certain First Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as Instrument No. M-910704, and (b) that certain Second Plan Modification to Deed of Trust, Assignment of Rents and Security Agreement, dated November 15, 1990 and recorded November 19, 1990 as Instrument No. M-910708 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      This Assignment of Leases shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

      In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment of Leases, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

      This Assignment of Leases may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Assignment of Leases has been executed as of May ___, 2002.

               "Assignee"                               "Assignor"

CCIP/2 Windemere, L.P.,                   Consolidated Capital Equity
a Delaware limited partnership            Partners/Two, L.P., a California
                                          limited partnership
By:  CCIP/2 Windemere, L.L.C.,
     a Delaware limited liability company By:   ConCap Holdings, Inc., a Texas
     its sole member                            corporation, its general partner

     By:  Consolidated Capital
         Institutional Properties/2, a
         California limited partnership,        By:
         its sole member                            Harry Alcock
                                                    Its:  Executive Vice
         By:  ConCap Equities, Inc., a              President
            Delaware corporation, its
            general partner



            By:
               Patrick J. Foye
               Its: Executive Vice
               President

STATE OF _______________ ss.
                           ss.
COUNTY OF _____________  ss.

      This instrument was acknowledged before me on this ______ day of __________, 2002, by _________________, ______________________ for ConCap
Holdings, Inc., a Texas corporation, general partner of said Consolidated Capital Equity Partners/Two, L.P., a California limited partnership.

      Given under my hand and seal of office this _____ day of __________, 2002.




                                    Notary Public in and for
                                    The State of ______________

My Commission Expires:




STATE OF _______________ ss.
                           ss.
COUNTY OF _____________  ss.

      This instrument was acknowledged before me on this ______ day of __________, 2002, by _________________, ______________________ for ConCap
Equities, Inc., a Delaware corporation, general partner of Consolidated Capital Institutional Properties/2, a California limited partnership, sole member of said CCIP/2 Windemere, L.L.C., a Delaware limited liability company, general partner of CCIP/2 Windemere, L.P., a Delaware limited partnership.

      Given under my hand and seal of office this _____ day of __________, 2002.




                                    Notary Public in and for
                                    The State of ______________

My Commission Expires:

                          Exhibit "A" to EXHIBIT F2

                           Windemere Legal Description

All that certain real property located in Harris County, Texas, and described as follows:

A tract of land containing 8.600 acres being all of Hickory Hill Apartments, as recorded in Volume 295, Page 58 of the Harris County Map Records, in the Henry Woodruff Survey, A-844, Houston, Harris County, Texas.

                                   EXHIBIT F3


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
c/o AIMCO
2000 So. Colorado Boulevard
Tower Two, Suite 2-1000
Denver, Colorado  80222
Attention:  Patti K. Fielding


          ---------SPACE ABOVE THIS LINE FOR RECORDER'S USE---------

                              ASSIGNMENT OF LEASES
                                    (Canyon)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP/2 Canyon Crest, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the leases and similar agreements concerning use of space within the improvements located on the properties situated in the County of Arapahoe, State of Colorado and more particularly described in Exhibit "A" attached hereto (referred to as the "Canyon Project"), and all modifications, extensions and guarantees thereof (collectively, the "Leases") and Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising from and after the Closing Date.

      Assignor has conveyed the Canyon Project to Assignee by deed of even date herewith.

      Capitalized terms used in this Assignment of Leases shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional Properties/2, a California limited partnership, as Purchaser.

      This Assignment of Leases is an absolute assignment of Assignor's right and title in and to the Leases, in effect as well as in form and is not intended as a security instrument of any kind.

      Assignee does not assume, and nothing in this Assignment of Leases shall be construed as an assumption of, any liabilities or obligations of Assignor under the Leases arising or accruing prior to the Closing Date.

      This Assignment of Leases may be relied upon as conclusive proof that each and all of the Leases have been transferred to Assignee.

      Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment of Leases or to carry out the intent hereof.

      Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Canyon Trust Deed (as defined in the Conveyance Agreement), shall remain in full force and effect and such lien and security interest shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Deed of Trust dated November 22, 1985 and recorded on November 22, 1985 in Book 4606 at Page 130, as modified by (a) that certain First Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19, 1990 in Book 6047 at Page 663, and (b) that certain Second Plan Modification to Deed of Trust dated November 15, 1990 and recorded on November 19,1990 in Book 6047 at Page 672 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      This Assignment of Leases shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

      In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment of Leases, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

      This Assignment of Leases may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Assignment of Leases has been executed as of May ___, 2002.




               "Assignee"                              "Assignor"

CCIP/2 Canyon Crest, L.L.C.,             Consolidated Capital Equity
a Delaware limited liability company     Partners/Two, L.P., a California
                                         limited partnership
By:  Consolidated Capital Institutional
    Properties/2, a California limited   By:   ConCap Holdings, Inc., a Texas
    partnership, its sole member               corporation, its general partner

    By:  ConCap Equities, Inc., a
        Delaware corporation, its
        general partner                        By:
                                                   Harry Alcock
                                                   Its:  Executive Vice
                                                   President
        By:
           Patrick J. Foye
           Its: Executive Vice President

STATE OF __________________   )
                              ) ss.
COUNTY OF _________________   )

            The foregoing instrument was acknowledged before me this ______ day of __________, 2002 by ______________________(name of acknowledging agent)
____________ (officer or agent) on behalf of ConCap Holdings, Inc., as general manager of Consolidated Capital Equity Partners, L.P., a California limited partnership.

            WITNESS my hand and official seal.

            My commission expires:  _____________________



                                          ------------------------------
                                          [Signature of Notary]


[SEAL]


STATE OF __________________   )
                              ) ss.
COUNTY OF _________________   )

            The foregoing instrument was acknowledged before me this ______ day of __________, 2002 by ______________________(name of acknowledging agent)
____________ (officer or agent) on behalf of ConCap Equities, Inc., a Delaware corporation, as general partner of Consolidated Capital Institutional Properties/2, a California limited partnership, as sole member of CCIP/2 Highcrest, LLC, a Delaware limited liability company.

            WITNESS my hand and official seal.

            My commission expires:  _____________________



                                          ------------------------------
                                          [Signature of Notary]


[SEAL]

                          Exhibit "A" to EXHIBIT F3

                            Canyon Legal Description

ALL THAT CERTAIN REAL PROPERTY LOCATED IN ARAPAHOE COUNTY, COLORADO, DESCRIBED AS FOLLOWS:

LOTS 1 TO 14,  INCLUSIVE,  BLOCK 13 AND LOT 24,  BLOCK  15,  KASSLER  ADDITIONS,
SECOND FILING, A RESUBDIVISION OF BLOCKS 1 TO 4, AND 10 TO 13, KASSLER ADDITIONS, TOGETHER WITH THAT PART OF VACATED WEST ALAMO AVENUE AS DESCRIBED IN ORDINANCE NO. 11, SERIES OF 1971 AS RECORDED IN BOOK 1931 AT PAGE 295 OF THE ARAPAHOE COUNTY RECORDS, STATE OF COLORADO.

FORMERLY DESCRIBED AS:

THE CANYON CREST CONDOMINIUMS, IN ACCORDANCE WITH AND SUBJECT TO THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF THE CANYON CREST CONDOMINIUMS RECORDED MARCH 20, 1979, IN BOOK 2955 AT PAGES 713-752, AND CORRECTED DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 698 AND AMENDMENT TO DECLARATION RECORDED NOVEMBER 30, 1983, IN BOOK 4028 AT PAGE 742 AND MAP RECORDED MARCH 20, 1979, IN BOOK 38 AT PAGES 10 AND 11, AND AMENDED MAP RECORDED NOVEMBER 30, 1983, IN BOOK 70 AT PAGES 57 AND 58, COUNTY OF ARAPAHOE, STATE OF COLORADO.

                                   EXHIBIT F4


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

CONSOLIDATED CAPITAL
INSTITUTIONAL PROPERTIES/2
c/o AIMCO
2000 So. Colorado Boulevard
Tower Two, Suite 2-1000
Denver, Colorado  80222
Attention:  Patti K. Fielding


          ---------SPACE ABOVE THIS LINE FOR RECORDER'S USE---------

                              ASSIGNMENT OF LEASES
                                    (Village)



      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), does hereby assign, transfer and set over unto CCIP/2 Village Brooke, L.L.C., a Delaware limited liability company ("Assignee"), without representation or warranty other than as set forth herein and in the Conveyance Agreement (as hereinafter defined), all of Assignor's right, title and interest in and to the leases and similar agreements concerning use of space within the improvements located on the properties situated in the County of Hamilton, State of Ohio and more particularly described in Exhibit "A" attached hereto (referred to as the "Village Project"), and all modifications, extensions and guarantees thereof (collectively, the "Leases") and Assignee hereby accepts such assignment and assumes all obligations of Assignor and the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising from and after the Closing Date.

      Assignor has conveyed the Village Project to Assignee by deed of even date herewith.

      Capitalized terms used in this Assignment of Leases shall have the meanings ascribed to them in that certain Agreement for Conveyance of Real Property (the "Conveyance Agreement") of even date herewith, between Assignor as Obligor, and Consolidated Capital Institutional Properties/2, a California limited partnership, as Purchaser.

      This Assignment of Leases is an absolute assignment of Assignor's right and title in and to the Leases, in effect as well as in form and is not intended as a security instrument of any kind.

      Assignee does not assume, and nothing in this Assignment of Leases shall be construed as an assumption of, any liabilities or obligations of Assignor under the Leases arising or accruing prior to the Closing Date.

      This Assignment of Leases may be relied upon as conclusive proof that each and all of the Leases have been transferred to Assignee.

      Assignor covenants and agrees with Assignee to hereafter furnish to Assignee such further assignments and consents as Assignee may reasonably require in furtherance of this Assignment of Leases or to carry out the intent hereof.

      Assignor acknowledges that it is expressly intended and agreed that the lien and security interest granted under the Village Trust Deed (as defined in the Conveyance Agreement), shall remain in full force and effect and such lien and security interest shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      Grantor acknowledges that it is expressly intended and agreed that the lien and security interest granted under that certain Open End Mortgage, Assignment of Rents and Security Agreement dated October 31, 1984 and recorded on October 31, 1984 as shown in O.R. Book 4529 at Page 1708, as modified by (a) that certain First Plan Modification to Open End Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in O.R. Book 5426 at Page 1039, and (b) that certain Second Plan Modification to Open End Mortgage, Assignment of Rents and Security Agreement dated November 15, 1990 and recorded on November 19, 1990 as shown in O.R. Book 5426 at Page 1228 shall remain, individually and/or collectively, in full force and effect and such lien and security interest thereunder shall not merge with the interest acquired hereunder, but shall remain a separate and distinct and continuing lien and security interest as therein provided.

      This Assignment of Leases shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

      In the event any action or suit is brought by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of such other party arising out of this Assignment of Leases, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

      This Assignment of Leases may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      Executed this ___ of May, 2002 by a duly authorized officer of the general partner of Assignor and by a duly authorized officer of the general partner of the sole member of the Assignee.




               "Assignee"                              "Assignor"

CCIP/2 Village Brooke, L.L.C.,           Consolidated Capital Equity
a Delaware limited liability company     Partners/Two, L.P., a California
                                         limited partnership
By:  Consolidated Capital Institutional
    Properties/2, a California limited   By:   ConCap Holdings, Inc.,
    partnership, its sole member               a Texas corporation,
                                               its general partner
    By:  ConCap Equities, Inc., a
        Delaware corporation, its              By:
        general partner                           Harry Alcock
                                                  Its:  Executive Vice President


        By:
           Patrick J. Foye
           Its: Executive Vice President



      This instrument was prepared by:

      Thomas R. Brownlee, Jr., Esq., Bricker & Eckler LLP, 100 South Third
Street,     Columbus, Ohio 43215

      STATE OF ______________       :
                                      : SS
      COUNTY OF ____________        :



BE IT REMEMBERED, That on this ____ day of _______, 2002, before me, the subscriber, a notary public in and for said county, personally came _________________________ (name), _________________________ (title) of ConCap
Holdings, Inc., a Texas corporation, in its capacity as the general partner of the Assignor in the foregoing Assignment of Lease ("Assignment"), and acknowledged that he did execute the foregoing instrument and that the same is his free act and deed and the free act and deed of said Assignor.

      IN TESTIMONY THEREOF, I have hereunto subscribed my name and affixed my seal on this day and year aforesaid.




                                          Notary Public




      STATE OF ______________       :
                                      : SS
      COUNTY OF ____________        :



BE IT REMEMBERED, That on this ____ day of _______, 2002, before me, the subscriber, a notary public in and for said county, personally came ________________________ (name), _________________________ (title) of ConCap
Equities, Inc., a Delaware corporation, in its capacity as general partner of Consolidated Capital Institutional Properties/2, a California limited partnership, in its capacity as the sole member of the Assignee in the foregoing Assignment of Lease ("Assignment"), and acknowledged that he did execute the foregoing instrument and that the same is his free act and deed and the free act and deed of said Assignor.

      IN TESTIMONY THEREOF, I have hereunto subscribed my name and affixed my seal on this day and year aforesaid.




                                          Notary Public

                          Exhibit "A" to EXHIBIT F4

                            Village Legal Description

All that certain real property located in Hamilton County, Ohio and described as follows:

Situate in Section 36, Town 5, Entire Range 1, Symmes Township, Hamilton County, State of Ohio and being more particularly described as follows:

BEGINNING at a point in the Northwest corner of land registered as Certificate No. 380; thence from said place of beginning, South 86(degree) 30' East, 134.00 feet to a point; thence North 4(degree) 16' East, 310.00 feet to a point and the real place of beginning for this description: thence from said real place of beginning, North 46(degree) 25' 43" West, 180.93 feet to a point; thence North 73(degree) 09' West, 655.00 feet to a point; thence South 68(degree) 54' West,
212.75 feet to a point; thence North 46(degree) 56' West, 120.00 feet to a point; thence North 75(degree) 16' 04" West, 80.06 feet to a point; thence South 85(degree) 35' 54" West, 207.31 feet to a point; thence South 4(degree)09' West,
412.45 feet to a point; thence North 74(degree) 56' West, 75.55 feet to a point said point being the Northeast corner of Lot 1, Rowbell Sub., Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County, Ohio Records; thence South 15(degree) 04' West along the East line of said Lot 1, Rowbell Sub., Block A, as recorded on Plat Book 84 Pages 77-78, 257.83 feet to a point in the North line of Kemper Road and the Southeast corner of Lot No. 1, Rowbell Subdivision, Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County Recorder's Office; thence North 56(degree) 28' West with the North line of said Kemper Road
375.27 feet to a point; thence North 4(degree) 09' East, 698.87 feet to a point in the center line of Montgomery Road; thence with said center line of Montgomery Road, along an arc deflecting to the right, the radius of said arc being 3819.72 feet, a distance of 314.78 feet to a point, the chord of said arc bears North 40(degree) 36' 21" East, 314.69 feet; thence continuing with said center line of said Montgomery Road, North 42(degree) 58' East, 949.39 feet to a point; thence South 47(degree) 02' East, 70.28 feet to a point; thence along an arc deflecting to the right, the radius of said arc being 179.86 feet, a distance of 109.58 feet, the chord of said arc bears South 31(degree) 34' 11" East, 107.89 feet; thence South 14(degree) 07' East, 76.09 feet to a point; thence North 75(degree) 53' East, 10.00 feet to a point; thence along an arc deflecting to the left, the radius of said arc being 270.55 feet, a distance of
84.94 feet, the chord of said arc bears South 23(degree) 06' 40" East, a distance of 84.59 feet, thence South 57(degree) 53' 42" West, 150.57 feet to a point; thence South 35(degree) 05' East, 318.00 feet to a point; thence South 27(degree) 43' 50" East, 139.88 feet to a point; thence South 51(degree) 37' East, 200.00 feet to a point; thence South 70(degree) 47' 33" East, 127.86 feet to a point; thence South 82(degree) 24' 40" East, 195.33 feet to a point; thence South 84(degree) 27' 50" East, 190.05 feet to a point; thence South 4(degree) 16' West; 559.86 feet to the true point of beginning.

                                    EXHIBIT G

                                    AFFIDAVIT

STATE OF ___________    )
                        ) SS.
COUNTY OF ____________  )

      The undersigned hereby certifies the following:

      That Harry Alcock, as the Executive Vice President of ConCap Holdings, Inc., a Texas corporation ("General Partner"), the general partner of CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Grantor"), executed and delivered that certain (i) Highcrest Deed to CCIP/2 Highcrest, L.L.C., a Delaware limited liability company (the "Highcrest LLC"),
(ii) Windemere Deed to CCIP/2 Windemere, L.P., a Delaware limited partnership (the "Windemere LP"), and (iii) Canyon Deed to CCIP/2 Canyon Crest, L.L.C., a Delaware limited liability company (the "Canyon Crest LLC") (the Highcrest Deed, Windemere Deed and Canyon Deed are hereinafter collectively referred to as the "Deeds") (the Highcrest, LLC, Windemere LP and Canyon Crest LLC are hereinafter collectively referred to as the "Grantees"), dated of even date herewith, conveying respectively (i) that certain property located in the County of DuPage, State of Illinois (the "Highcrest Property"), (ii) that certain property located in the County of Harris, State of Texas (the "Windemere Property") and
(iii) that certain property located in the County of Arapahoe, State of Colorado (the "Canyon Property"), as each are more particularly described on Exhibit "A" attached hereto and made a part hereof (collectively, referred to as the "Projects");

      That the Deeds are intended to be an absolute conveyance of the title to the Projects to Grantees, and were not and are not now intended as a mortgage, trust conveyance, or security of any kind; that it was Grantor's intention as grantor in the Deeds and by the Deeds Grantor did convey to Grantees all of Grantor's right, title and interest absolutely in and to the Projects; and that possession of the Projects has been surrendered to Grantees;

      That in the execution and delivery of the Deeds, Grantor was not acting under any misapprehension as to the effect thereof, and acted freely and voluntarily, and was not acting under coercion or duress; that the consideration for the Deeds were and are, among other things, the covenant or agreement of Consolidated Capital Institutional Properties/2, a California limited partnership ("CCIP/2") (i) not to sue Obligor or any of its constituent partners for any liability on Obligor's obligations under the Loan Agreement, the Note, the Trust Deeds or any of the other Loan Documents as it relates to all Projects except the Village Project, and to look solely to the Projects for satisfaction of that portion of the obligations relating to all the Projects except the Village Project (the "Project Indebtedness," e.g., a total of $__________ in principal and interest) after the Closing Date; (ii) assumption of the Assumed Obligations, except those relating to the Village Project; and (iii) release Obligor from any liability on the Project Indebtedness;

      That Grantor believed and now believes that the aforesaid consideration therefor represents the reasonably equivalent value of the Projects so deeded. Capitalized terms used in this Affidavit but not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement For Conveyance of Real Property of even date herewith, between Grantor, as Obligor, and CCIP/2, as Purchaser;

      That this Affidavit and estoppel certificate is made for the protection and benefit of Grantees in the Deeds, its successors and assigns, and all other parties hereafter dealing with or who may acquire an interest in the Projects, and particularly for the benefit of any title insurance company which is about to insure the title to the Projects in reliance thereon and any other title company which may hereafter insure the title to the Projects; and

      That the undersigned will testify, declare, depose or certify before any competent tribunal, officer, or person, in any case now pending or which may hereafter be instituted, to the truth of the particular facts hereinabove set forth.

      Dated as of May ___, 2002

                                         Consolidated Capital Equity
                                         Partners/Two, L.P., a California
                                         limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                   Harry Alcock
                                                   Its:  Executive Vice
                                                   President

STATE OF __________________   )
                              )
COUNTY OF ________________    )


On _____________________,  before me,  _____________________________________,  a
Notary Public,  personally  appeared  _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                    -----------------------------------
                                    Notary Public

                            Exhibit "A" to EXHIBIT G

                        Legal Description of the Projects



Highcrest Legal Description

All that certain real property located in DuPage County, Illinois described as follows:

Lot 427 and the Westerly 20 feet of Lots 419,  420,  421, 422, 423, 424, 425 and
426, in Forestedge Unit 2, being a subdivision in the North Half of Section 35, Township 38 North, Range 10, East of the Third Principal Meridian, according to the plat thereof recorded November 19, 1968 as document R68-53827, and certificate of correction recorded January 6, 1969 as document R69-348, in DuPage County, Illinois.

Windemere Legal Description

All that certain real property located in Harris County, Texas, and described as follows:

A tract of land containing 8.600 acres being all of Hickory Hill Apartments, as recorded in Volume 295, Page 58 of the Harris County Map Records, in the Henry Woodruff Survey, A-844, Houston, Harris County, Texas.

Canyon Legal Description

All That Certain Real Property Located In Arapahoe County, Colorado, Described As Follows:

Lots 1 To 14,  Inclusive,  Block 13 And Lot 24,  Block  15,  Kassler  Additions,
Second Filing, A Resubdivision Of Blocks 1 To 4, And 10 To 13, Kassler Additions, Together With That Part Of Vacated West Alamo Avenue As Described In Ordinance No. 11, Series Of 1971 As Recorded In Book 1931 At Page 295 Of The Arapahoe County Records, State Of Colorado.

Formerly Described As:

The Canyon Crest Condominiums, In Accordance With And Subject To The Declaration Of Covenants, Conditions And Restrictions Of The Canyon Crest Condominiums Recorded March 20, 1979, In Book 2955 At Pages 713-752, And Corrected Declaration Recorded November 30, 1983, In Book 4028 At Page 698 And Amendment To Declaration Recorded November 30, 1983, In Book 4028 At Page 742 And Map Recorded March 20, 1979, In Book 38 At Pages 10 And 11, And Amended Map Recorded November 30, 1983, In Book 70 At Pages 57 And 58, County Of Arapahoe, State Of Colorado.

                                    EXHIBIT H

                                    AFFIDAVIT

                                (Village Brooke)

STATE OF ___________    )
                        ) SS.
COUNTY OF ____________  )

      The undersigned hereby certifies the following:

      That Harry Alcock, as the Executive Vice President of ConCap Holdings, Inc., a Texas corporation ("General Partner"), the general partner of CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Grantor"), executed and delivered that certain Village Deed to CCIP/2 Village Brooke, L.L.C., a Delaware limited liability company (the "Village Brooke LLC") (the "Deed") (the Village Brooke LLC is hereinafter referred to as the "Grantee"), dated as of even date herewith, conveying that certain property located in the County of Hamilton, State of Ohio (the "Village Property"), as each are more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Village Project");

      That the Deed is intended to be an absolute conveyance of the title to the Project to Grantee, and was not and is not now intended as a mortgage, trust conveyance, or security of any kind; that it was Grantor's intention as grantor in the Deed and by the Deed Grantor did convey to Grantee all of Grantor's right, title and interest absolutely in and to the Project; and that possession of the Project has been surrendered to Grantee;

      That in the execution and delivery of the Deed, Grantor was not acting under any misapprehension as to the effect thereof, and acted freely and voluntarily, and was not acting under coercion or duress; that the consideration for the Deed was and is, among other things, the covenant or agreement of Consolidated Capital Institutional Properties/2, a California limited partnership ("CCIP/2") (i) not to sue Obligor for any liability on Obligor's obligations under the Loan Agreement, the Note, the Village Trust Deed, or any of the other Loan Documents, and to look solely to the Village Project for satisfaction of that portion of the obligations relating to all the Projects except the Village Project (the "Village Project Indebtedness" e.g., a total of $__________ in principal and interest) after the Village Closing Date; (ii) assumption of the Assumed Obligations under the Village Project; and (iii) release of Obligor from any liability on the Village Project Indebtedness;

      That Grantor believed and now believes that the aforesaid consideration therefor represents the reasonably equivalent value of the Project so deeded. Capitalized terms used in this Affidavit but not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement For Conveyance of Real Property of even date herewith, between Grantor, as Obligor, and CCIP/2, as Purchaser;

      That this Affidavit and estoppel certificate is made for the protection and benefit of Grantee in the Deed, its successors and assigns, and all other parties hereafter dealing with or who may acquire an interest in the Project, and particularly for the benefit of any title insurance company which is about to insure the title to the Project in reliance thereon and any other title company which may hereafter insure the title to the Project; and

      That the undersigned will testify, declare, depose or certify before any competent tribunal, officer, or person, in any case now pending or which may hereafter be instituted, to the truth of the particular facts hereinabove set forth.

      Dated as of May ___, 2002

                                         Consolidated Capital Equity
                                         Partners/Two, L.P., a California
                                         limited partnership

                                         By:   ConCap Holdings, Inc., a Texas
                                               corporation, its general partner



                                               By:
                                                   Harry Alcock
                                                   Its:  Executive Vice
                                                   President

STATE OF __________________   )
                              )
COUNTY OF ________________    )


On _____________________,  before me,  _____________________________________,  a
Notary Public,  personally  appeared  _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                    -----------------------------------
                                    Notary Public

                            Exhibit "A" to EXHIBIT H

                        Legal Description of the Project



Village Legal Description

All that certain real property located in Hamilton County, Ohio and described as follows:

Situate in Section 36, Town 5, Entire Range 1, Symmes Township, Hamilton County, State of Ohio and being more particularly described as follows:

      BEGINNING at a point in the Northwest corner of land registered as Certificate No. 380; thence from said place of beginning, South 86(degree) 30' East, 134.00 feet to a point; thence North 4(degree) 16' East, 310.00 feet to a point and the real place of beginning for this description: thence from said real place of beginning, North 46(degree) 25' 43" West, 180.93 feet to a point; thence North 73(degree) 09' West, 655.00 feet to a point; thence South 68(degree) 54' West, 212.75 feet to a point; thence North 46(degree) 56' West,
120.00 feet to a point; thence North 75(degree) 16' 04" West, 80.06 feet to a point; thence South 85(degree) 35' 54" West, 207.31 feet to a point; thence South 4(degree)09' West, 412.45 feet to a point; thence North 74(degree) 56'
West, 75.55 feet to a point said point being the Northeast corner of Lot 1, Rowbell Sub., Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County, Ohio Records; thence South 15(degree) 04' West along the East line of said Lot 1, Rowbell Sub., Block A, as recorded on Plat Book 84 Pages 77-78, 257.83 feet to a point in the North line of Kemper Road and the Southeast corner of Lot No. 1, Rowbell Subdivision, Block A, as recorded in Plat Book 84 Pages 77-78, Hamilton County Recorder's Office; thence North 56(degree) 28' West with the North line of said Kemper Road 375.27 feet to a point; thence North 4(degree) 09' East, 698.87 feet to a point in the center line of Montgomery Road; thence with said center line of Montgomery Road, along an arc deflecting to the right, the radius of said arc being 3819.72 feet, a distance of 314.78 feet to a point, the chord of said arc bears North 40(degree) 36' 21" East, 314.69 feet; thence continuing with said center line of said Montgomery Road, North 42(degree) 58' East, 949.39 feet to a point; thence South 47(degree) 02' East, 70.28 feet to a point; thence along an arc deflecting to the right, the radius of said arc being
179.86 feet, a distance of 109.58 feet, the chord of said arc bears South 31(degree) 34' 11" East, 107.89 feet; thence South 14(degree) 07' East, 76.09 feet to a point; thence North 75(degree) 53' East, 10.00 feet to a point; thence along an arc deflecting to the left, the radius of said arc being 270.55 feet, a distance of 84.94 feet, the chord of said arc bears South 23(degree) 06' 40" East, a distance of 84.59 feet, thence South 57(degree) 53' 42" West, 150.57 feet to a point; thence South 35(degree) 05' East, 318.00 feet to a point; thence South 27(degree) 43' 50" East, 139.88 feet to a point; thence South 51(degree) 37' East, 200.00 feet to a point; thence South 70(degree) 47' 33" East, 127.86 feet to a point; thence South 82(degree) 24' 40" East, 195.33 feet to a point; thence South 84(degree) 27' 50" East, 190.05 feet to a point; thence South 4(degree) 16' West; 559.86 feet to the true point of beginning.

                                    EXHIBIT I

              ASSIGNMENT OF PARTNERSHIP RIGHTS AND DISTRIBUTIONS


      This ASSIGNMENT OF PARTNERSHIP RIGHTS AND DISTRIBUTIONS (this "Assignment") is made as of the ___ day of May, 2002 by CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO, L.P., a California limited partnership ("Assignor"), in favor of CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2, a California limited partnership ("Assignee"), with reference to the following facts: A. Assignee has previously made to Assignor, a loan in the original principal amount of $138,446,196 (the "Loan"), as evidenced by that certain Amended and Restated Note dated November 15, 1990 (the "Note"), executed by Assignor to the order of Assignee.

B. The Loan is secured by, among other things, Assignor's interests in certain partnerships and other collateral as more fully described below.

C. Concurrently herewith, Assignor and Assignee, are entering into that certain Agreement for Conveyance of Real Property of even date herewith (the "Conveyance Agreement"), pursuant to which Assignor has agreed to convey to Assignee all of Assignor's right, title and interest in the Distributions (as hereinafter defined).

D. It is a condition precedent to the effectiveness of the Conveyance Agreement that Assignor execute and deliver this Assignment to Assignee.

E. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Conveyance Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter contained, the parties hereto hereby agree as follows:
A. Grant of Absolute Interest. Assignor hereby grants to Assignee all of its right, title and interest in and to the following described property: 1. Distributions. All of Assignor's right, title and interest in and to any and all monies, properties, payments and distributions, however described or derived, accruing to or becoming due and payable to Assignor from any partnership interest owned by Assignor (collectively, the "Partnerships"), including, without limitation, the following: (i) Consolidated Capital Growth Fund, a California limited partnership, (ii) Consolidated Capital Properties III, a
California  limited  partnership,  (iii)  Consolidated  Capital Properties IV, a
California limited partnership, (iv) Consolidated Capital Properties V, a California limited partnership, and (v) Consolidated Capital Properties VI, a California limited partnership. Such distributions shall include, without limitation, all profits, loan or advance repayments, priority returns, return of capital contributions, and sales proceeds, whether such monies, properties, payments and distributions are made by the Partnerships in respect of operating profits, sales, exchanges, refinancings, condemnations, or insured losses of each Partnership's assets, the liquidation of each Partnership's assets and affairs, management fees, guaranteed payments, repayments of loans, reimbursements of expenses or otherwise (all of the foregoing being collectively referred to herein as the "Distributions").
2. Proceeds, Substitutions, Etc. To the extent not included in Section 1(a) hereof, any and all proceeds, products, increases, substitutions, replacements, repairs, additions and accessions to or of such Distributions, including, without limitation, all insurance and the proceeds thereof, all condemnation proceeds or the proceeds of any other form of taking thereof and all real property, equipment, inventory, accounts, general intangibles, contract rights, documents, instruments, chattel paper, money, deposit accounts and other tangible or intangible property received upon the sale or disposition of any of the foregoing now existing or hereafter arising. B. Partnership Acknowledgment. To the extent required, Assignor shall cause each Partnership and all required partners thereof to execute and deliver to Assignee a consent to this Assignment. Nothing in this Assignment shall be deemed to constitute an assumption by Assignee of any liability or obligation of Assignor with respect to any of the Partnerships. C. Assignor Remains Liable. Anything herein to the contrary notwithstanding, Assignor shall remain liable under each and every Partnership agreement to perform all of its obligations thereunder to the same extent as if this Assignment had not been executed, and the exercise by Assignee of any of its rights hereunder shall not release Assignor from any of its obligations under each and every agreement of the Partnerships. Assignee shall not have any obligation or liability under any of the agreements of the Partnerships by reason of this Assignment, nor shall Assignee be obligated to perform any of the obligations of Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
D. Further Assurances. Assignor agrees that at any time and from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may request, in order to protect any interest granted or purported to be granted hereby or to enable Assignee to exercise and to enforce its rights and remedies hereunder. E. Preserving Partnership Assets. Assignor agrees that it shall not (i) cause, suffer or permit any of the Partnership agreements to be amended or terminated in any manner which would materially (as reasonably determined by Assignee) impair the value of the interests or rights of Assignor or which would materially (as reasonably determined by Assignee) impair the interests or rights of Assignee;
(ii) waive, postpone or modify Assignee's rights to receive any Distributions under each of the Partnership agreements in any manner which would materially (as reasonably determined by Assignee) impair the interests or rights of Assignee; or (iii) waive any default or breach of any of the Partnership agreements, or give any other consent, waiver or approval thereunder, or take any other action in connection with any of the Partnership agreements which would materially (as reasonably determined by Assignee) impair the value of the interests or rights of Assignee. Any such proposed action shall be submitted in writing to Assignee at least five (5) business days prior to its execution.
F.    Rights of Assignee.
1. All rights of Assignor to receive the Distributions which it would otherwise be authorized to receive and retain pursuant to each of the Partnership agreements shall cease, and Assignee shall thereafter have the sole right to receive one hundred percent (100%) of all Distributions. 2. All Distributions which are received by Assignor contrary to the provisions of this Section 6 shall be received in trust for the benefit of Assignee, shall be segregated from other funds of Assignor, and forthwith shall be paid over to Assignee (with any necessary endorsements). G. No Partner. Notwithstanding anything to the contrary contained herein, neither Assignee nor any successor-in-interest thereof shall be deemed to be a partner in any of the Partnerships for any purposes. H. Liability and Indemnification. Assignee shall not be liable to Assignor for any act or omission by Assignee unless Assignee's conduct constitutes willful misconduct or gross negligence. Assignor agrees to indemnify and hold Assignee harmless from and against all losses, liabilities, claims, damages, costs and expenses (including actual attorneys' fees and disbursements) with respect to
(a) any action taken or any omission by Assignee with respect to this Assignment, provided that Assignee's conduct does not constitute willful misconduct or gross negligence, and (b) any claims arising out of Assignor's ownership of the rights to Distributions under this Assignment.
I. Absolute Interest; Assignment of Rights. This Assignment shall create an absolute interest in the Distributions and shall (a) be binding upon Assignor, his successors and assigns, (b) inure, together with the rights and remedies of Assignee hereunder, to the benefit of Assignee and its successors, transferees and assigns, (c) constitute, along with the Conveyance Agreement and the other documents referred to therein, the entire agreement between Assignor and Assignee with respect to the matters contained herein, and (d) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing clause (b), Assignee may assign or otherwise transfer any interest granted hereunder to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Assignee herein or otherwise. J. Amendments; Waiver. No amendment or waiver of any provision of this Assignment nor consent to any departure by Assignor herefrom shall in any event be effective unless the same shall be in writing and signed by Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. K. Notices. All notices, demands and requests of any kind which either party may be required or desires to serve upon the other hereunder shall be in writing and shall be delivered and be effective in accordance with the notice provisions of the Conveyance Agreement.
L. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
M. Governing Law. This Assignment is to be governed by and construed in accordance with the laws of the State of California.

      IN WITNESS WHEREOF, Assignor has executed and delivered to Assignee this Assignment as of the date first above written.


                                    ASSIGNOR:

                                    Consolidated Capital Equity Partners/Two,
L.P.,
                                    a California limited partnership

                                    By:   ConCap Holdings, Inc.,
                                          a Texas corporation,
                                          its general partner



                                          By:
                                                Harry Alcock
                                                Its:  Executive Vice President